                                      LEASE


                                 BY AND BETWEEN


                               HERNDON ASSOCIATES,
                         A VIRGINIA GENERAL PARTNERSHIP
                                   (LANDLORD)


                                       AND


                            MCAFEE ASSOCIATES, INC.,
                             A DELAWARE CORPORATION
                                    (TENANT)


                                JULY       , 1996

                                TABLE OF CONTENTS

SECTION                                                                     PAGE
- -------                                                                     ----
Section 1.   Definitions..................................................     1

Section 2.   Term.........................................................     8

Section 3.   Rent; Security Deposit.......................................    10

Section 4.   Use of Premises..............................................    14

Section 5.   Insurance and Indemnification................................    20

Section 6.   Full Service Lease...........................................    24

Section 7.   Repairs; Cleaning/Char Services..............................    25

Section 8.   Improvements.................................................    26

Section 9.   Landlord's Right of Entry....................................    27

Section 10.  Fire and Other Casualties....................................    27

Section 11.  Condemnation.................................................    28

Section 12.  Assignment and Subletting....................................    29

Section 13.  Expansion Option.............................................    32

Section 14.  Rules and Regulations........................................    33

Section 15.  Subordination; Attornment and Nondisturbance.................    33

Section 16.  Default......................................................    34

Section 17.  Estoppel Certificate.........................................    39

Section 18.  Quiet .......................................................    39

Section 19.  Notices......................................................    40

Section 20.  Renewal Option...............................................    41

Section 21.  General......................................................    43

EXHIBITS

          A        Outline of the Premises
          B        Tenant Work
          B-1      Drawings and Specifications
          C        Space Plan
          D        Current Rules and Regulations
          E        Form of Subordination, Non-disturbance and
                   Attornment Agreement
          F        Form of Tenant Estoppel

                                      LEASE

         THIS LEASE ("LEASE") is made this ____ day of July 1996, by and between HERNDON ASSOCIATES, a Virginia general partnership (the "Landlord"), and MCAFEE ASSOCIATES, INC., a Delaware corporation (the "Tenant").

         WITNESSETH, THAT IN CONSIDERATION of the entry into this Lease by the parties hereto, and for other good and valuable consideration, the receipt and adequacy of which hereby are acknowledged by each party hereto, the Landlord hereby leases to the Tenant, and the Tenant hereby leases from the Landlord, all of that space having a floor area of approximately ten thousand three hundred sixty-five (10,365) rentable square feet (subject to adjustment based upon the exact rentable square footage of the Premises as determined by the Landlord's architect and as agreed to by the Tenant), as more particularly set forth on Exhibit A attached hereto, and located within Building B (the "Building"), 1145 Herndon Parkway, Herndon, Fairfax County, Virginia.

         TOGETHER WITH any and all improvements to such space, and any and all rights, alleys, ways, waters, privileges, appurtenances and advantages, to the same belonging or in any way appertaining (all of which are hereinafter referred to collectively as the "Premises"), and

         SUBJECT TO THE OPERATION AND EFFECT of any and all instruments and matters of record or in fact on the date hereof,

         TO HAVE AND TO HOLD the Premises unto the Tenant and its heirs, personal representatives, successors and permitted assigns, for the term of years set forth herein,

         UPON THE TERMS AND SUBJECT TO THE CONDITIONS which are hereinafter set forth:

         SECTION 1.  DEFINITIONS.

                  1.1. Defined Terms. As used herein, the following terms have the following meanings:

                  "Additional Rent" has the meaning given it in Subsection 3.1.

                  "Annual Operating Costs" means any and all costs and expenses incurred by the Landlord for services performed by the Landlord or by others on behalf of the Landlord with respect to the Premises and/or the operation and maintenance of the Property and the Common Areas located therein and serving or allocable to the Premises, including, without limitation, all costs and expenses of:

                  (a) operating, maintaining, repairing, lighting, signing, cleaning, removing trash, painting, striping, controlling of traffic, controlling of rodents, and policing and securing the Common Areas (including, without limitation, the costs of uniforms, equipment, assembly permits, supplies and alarm systems);

                  (b) purchasing and maintaining in full force insurance (including, without limitation, liability insurance for personal injury, death and property damage, rent insurance, insurance against fire, extended coverage, theft or other casualties, workmen's compensation insurance covering personnel, fidelity bonds for personnel, insurance against liability for defamation and claims of false arrest occurring on or about the Common Areas, and plate glass insurance);

                  (c)  removing snow, ice, water and debris;

                  (d) operating, maintaining, repairing and replacing machinery, furniture, accessories and equipment used in the operation and maintenance of the Property, and the personal property taxes and other charges incurred in connection with such machinery, furniture, accessories and equipment;

                  (e) maintaining, repairing and replacing paving, curbs, walkways, drainage, pipes, ducts, conduits, grease traps and lighting fixtures throughout the Property;

                  (f) planting, replanting and replacing flowers, shrubbery, trees, grass and planters;

                  (g) providing electricity, heating, ventilation and air conditioning to the Property and operating, maintaining and repairing any equipment used in connection therewith, including, without limitation, costs incurred in connection with determining the feasibility of installing, maintaining, repairing or replacing any facilities, equipment, systems or devices which are intended to reduce utility expenses of the Property as a whole;

                  (h) water and sanitary sewer services and other services, if any, furnished to the Premises, the Common Areas and/or the Property;

                  (i)  parcel pick-up, delivery and other similar services;

                  (j) enforcing any operating agreements pertaining to the Common Areas or any portions thereof, and any easement and/or rights agreements entered into by the Landlord for the benefit and use of the Landlord, the Property or tenants thereof, or any arbitration or judicial actions undertaken with respect to the same;

                  (k) maintaining and repairing the Property, including, without limitation, exhaust systems, sprinkler systems, pumps, fans, switchgear, loading docks and ramps, stairways, service corridors, delivery passages, utility plants, transformers, doors, walls, floors, skylights, ceiling and windows;

                  (l)      Taxes; and

                  (m) audits, reasonable management fees and expenses, payroll, payroll taxes and employee benefits of all personnel, including, without limitation, security and maintenance personnel, secretaries and bookkeepers (including, specifically, uniforms and working clothes and the cleaning thereof, tools, equipment and supplies used by such personnel, and the expenses imposed on or allocated to the Landlord or its agents pursuant to any collective bargaining or other agreement).

         Notwithstanding any other provisions of this Lease, Annual Operating Costs shall not include (and the Landlord shall be solely responsible for) the following expenses:

                  A. Excessive and unreasonable costs with respect to the acquisition of sculpture, paintings and other objects of art;

                  B. Increased insurance premiums caused by the acts or omissions of the Landlord or any other tenant of the Property, to the extent of such increase;

                  C. Costs or fees relating to the defense of the Landlord's title or interest in or to the Building and/or the Property;

                  D. Costs directly resulting from the gross negligence or willful misconduct of the Landlord or its employees, contractors or agents;

                  E. Any costs or expenses relating to the Landlord's obligations under any workletter to construct tenant improvements;

                  F. Any costs for which the Landlord is entitled to reimbursement by other tenants;

                  G. Any compensation paid or accrued with respect to clerks, attendants and/or others with respect to commercial concessions operated for profit or with respect to any parking garage;

                  H. Costs incurred with respect to any item to the extent of the Landlord's recovery under any manufacturer's, materialman's, vendor's or contractor's warranty;

                  I. Any special assessments caused by other tenants of the Property;

                  J. Legal fees, space planners' fees, commissions, advertising/promotional programs and expenses and all other costs incurred in connection with the leasing of space in the Property;

                  K. Allowances, concessions, permits, licenses, inspections and other costs and expenses (or cash payments or abatements in lieu thereof) incurred to lease, construct, furnish, renovate, improve, decorate or redecorate space for tenants (or prospective tenants) of the Property or with respect to vacant leasable space within the Property, including constructing or finishing demising walls;

                  L. Repairs or other work occasioned by fire, windstorm or other insurable casualty or exercise of eminent domain;

                  M. Expenses incurred in connection with services or benefits provided solely for the benefit of any other tenant or occupant of the Property which are not available to the Tenant without the payment of a separate additional charge;

                  N. Costs incurred in connection with the sale, financing, refinancing or change in ownership of the Property, including, without limitation, brokerage commissions, attorneys' fees, accountants' fees, title insurance premiums, prepayment penalties, transfer taxes and interest charges;

                  O. Payments of principal, interest, amortization or other finance charges with respect to any loans financing the Property or any rental payments made under any ground lease;

                  P. Legal fees, arbitration expenses and other costs incurred to enforce the terms of any lease with any tenant in the Property or which are not related to the operation, maintenance and management of the Property;

                  Q. The cost of the design and/or construction of the Property, including the Premises or any building systems or equipment, or for the correction of defects with respect to the initial construction thereof;

                  R.      Costs to maintain the Landlord's legal existence;

                 S. Any business, professional and occupational tax, and any federal, state or local income taxes, franchise, gift, transfer, sales, use, excise, capital stock, estate, inheritance or succession taxes, recordation or transfer taxes, or any interest charges, penalties or fines, incurred as the result of the Landlord's failure to pay any Taxes when due.

                 T. Costs, fines, interest, penalties, legal fees or costs of litigation incurred due to the late payments of taxes, utility bills or other invoices, and other costs incurred by the Landlord's failure to make such payments when due.

                 U. Costs incurred to abate, remove or otherwise remediate hazardous substances or materials from the Property (except to the extent caused by the Tenant);

                 V. Any capital expenditures except the cost for capital improvements which are installed to reduce the Annual Operating Costs for the general benefit of all the Property's tenants, but only to the extent of any net reduction (after including the amortized cost of the improvement in Annual Operating Costs). Any such capital expenditures shall be amortized on a straight-line basis over the useful life of the capital improvement;

                 W.   Moving expense costs of tenants of the Property;

                 X. Costs not usually, in accordance with generally accepted accounting principles, included by landlords of first-class office buildings or that are unreasonable in view of the goods and services obtained for such costs.

                 "Base Rent" has the meaning given it in Subsection 3.1.

                 "Building" has the meaning given it hereinabove.

                 "Building Service Equipment" means all apparatus, machinery, devices, fixtures, appurtenances, equipment and personal property now or hereafter located on the Premises and owned by the Landlord.

                "Commencement Date" has the meaning given it in Subsection 2.1.

                 "Common Areas" has the meaning given it in Subsection 4.5.1.

                 "Condemnation" has the meaning given it in Section 11.

                 "Drawings and Specifications" has the meaning given it in
Section 3 of Exhibit B hereof.

                 "Event of Default" has the meaning given it in Subsection 16.1.

                 "Exclusive Parking Areas" has the meaning given it in Subsection 4.5.3.

                 "Insurance Premiums" means the aggregate of any and all premiums paid by the Landlord for hazard, liability, loss-of-rent, workmen's compensation or similar insurance upon any or all of the Property.

                 "Landlord" means the person hereinabove named as such and its heirs, personal representatives, successors and assigns.

                 "Lease Year" means (a) the period commencing on the Commencement Date and terminating on the day immediately preceding the first
(1st) anniversary of the Commencement Date and (b) each successive twelve (12) month period thereafter during the Term.

                 "Leasehold Improvement Allowance" has the meaning given it in
Section 2 of Exhibit B hereof.

                 "Mortgage" has the meaning given it in Subsection 15.1.

                 "Mortgagee" has the meaning given it in Subsection 15.1.

                 "Non-Exclusive Parking Areas" has the meaning given it in Subsection 4.5.3.

                 "Original Term" has the meaning given it in Subsection 2.1.

                 "Parking Areas" has the meaning given it in Subsection 4.5.

                 "Person" means a natural person, a trustee, a corporation, a limited liability company, a partnership and/or any other form of legal entity.

                 "Premises" has the meaning given it hereinabove; provided, that if at any time hereafter any portion of the Premises becomes no longer subject to this Lease, "Premises" shall thereafter mean so much thereof as remains subject to this Lease. Exact rentable square footage of the Premises shall be determined by the Landlord's architect upon completion of final space plan drawings; with respect thereto, the Premises shall be measured in accordance with WDCAR Standard Method of Measurement, January 1, 1989 edition.

                 "Property" means the Herndon Corporate Center, located at 1145, 1155, 1165 and 1175 Herndon Parkway, Herndon, Fairfax County, Virginia.

                 "Refuse Collection Area" has the meaning given it in Subsection 4.5.4.

                 "Renewal Term" has the meaning given it in Subsection 20.1.

                 "Rent" means all Base Rent and all Additional Rent.

                 "Space Plan" has the meaning given it in Section 3 of Exhibit B hereof.

                 "Substantial Completion" has the meaning given it in Section 6 of Exhibit B hereof.

                 "Taxes" means all amounts payable by the Landlord with respect to real estate taxes, ad valorem taxes, general and special assessments, taxes on real estate rental receipts, taxes on the Landlord's gross receipts, metropolitan district charges, front foot benefit assessments, or any other tax or public or private assessment imposed upon, or levied against, real estate or upon owners of real estate rather than persons generally, payable with respect to or allocable to the Property, plus all reasonable costs incurred by the Landlord in contesting or appealing any tax assessment in any effort to reduce the same.

                 "Tenant" means the person hereinabove named as such and its heirs, personal representatives, successors and permitted assigns in interest hereunder.

                 "Tenant Delay" has the meaning given it in Section 6 of Exhibit B hereof.

                 "Tenant's Operating Costs Percentage" (a) means the percentage assigned to the Premises for purposes of allocating the Annual Operating Costs to the Premises (and the rest of the net rentable spaces within the Property) in accordance with this Subsection, (b) represents the approximate and (for purposes of this Lease) hereby agreed upon proportion which the leasable floor area of the Premises bears to the aggregate leasable space within the Property, and (c) shall be eight and two-tenths percent (8.2%) (subject to adjustment based upon the exact rentable square footage of the Premises as determined by the Landlord's architect). For purposes hereof, the Premises and the Property shall be measured in accordance with WDCAR Standard Method of Measurement, January 1, 1989 edition.

                 "Tenant's Representative" has the meaning given it in Section 1 of Exhibit B hereof.

                 "Tenant Work" has the meaning gives it in Exhibit B hereof.

                 "Term" has the meaning given it in Subsection 2.6.

                 "Termination Date" has the meaning given it in Subsection 2.1.

                 "Transfer" has the meaning given it in Subsection 12.1.

                 1.2. Other Terms. Any other term to which meaning is expressly given in this Lease shall have such meaning.

         SECTION 2.  TERM.

                 2.1. Original Term. This Lease shall be for a term (the "Original Term") (a) commencing on the date on which the Landlord Substantially Completes (as defined in Exhibit B hereof) the improvements to the Premises under Subsection 8.1 hereof and tenders possession thereof to the Tenant (which date hereinafter is referred to as the "Commencement Date," except that if the date of such commencement is hereafter advanced or postponed pursuant to this Lease, or by express, written agreement of the parties hereto, the date to which it is advanced or postponed shall thereafter be the "Commencement Date" for all purposes of this Lease), and (b) terminating at 11:59 o'clock P.M. on the date immediately preceding the fifth (5th) anniversary of the first (1st) day of the first (1st) full calendar month during the Term (the "Termination Date"), except that if the date of such termination is hereafter advanced or postponed pursuant to this Lease, or by express, written agreement of the parties hereto, the date to which it is advanced or postponed shall thereafter be the "Termination Date" for all purposes of this Lease).

                 2.2. Confirmation of Commencement and Termination. The Landlord and the Tenant, at the Landlord's or the Tenant's request after (a) the commencement of the Term and/or (b) the expiration of the Term or any earlier termination of this Lease by action of law or in any other manner, shall confirm in writing by instrument in recordable form that, respectively, such commencement or such termination has occurred, setting forth therein, respectively, the Commencement Date and the Termination Date.

                 2.3. Surrender. The Tenant at its expense, at the expiration of the Term or any earlier termination of this Lease, shall (a) surrender promptly to the Landlord possession of the Premises (including any fixtures or other improvements which, under Section 8, are owned by the Landlord) in good order and repair (ordinary wear and tear excepted) and broom clean, (b) remove therefrom all signs, goods, effects, machinery, fixtures and equipment used in conducting the Tenant's trade or business which are neither part of the Building Service Equipment nor owned by the Landlord, and (c) repair any damage caused by such removal.

         2.4. Holding Over. If the Tenant continues to occupy the Premises after the expiration of the Term or any earlier termination of this Lease after obtaining the Landlord's express, written consent thereto,

                2.4.1. such occupancy shall (unless the parties hereto otherwise agree in writing) be deemed to be under a month-to-month tenancy, which shall continue until either party hereto notifies the other in writing, at least thirty (30) days before the end of any calendar month, that the notifying party elects to terminate such tenancy at the end of such calendar month, in which event such tenancy shall so terminate; and

                2.4.2. anything in this Section to the contrary notwithstanding, the rent payable for each such monthly period shall equal one-twelfth (1/12) of the sum of (a) one hundred twenty-five percent (125%) of the Base Rent for the Lease Year during which such expiration of the Term or termination of this Lease occurs and (b) the Additional Rent payable under Subsection 3.2; and

                2.4.3. except as provided herein, such month-to-month tenancy shall be on the same terms and subject to the same conditions as those set forth in this Lease; provided, that if the Landlord gives the Tenant, at least thirty
(30) days before the end of any calendar month during such month-to-month tenancy, written notice that such terms and conditions (including any thereof relating to the amount and payment of Rent) after such month, shall be modified in any manner specified in such notice, then such tenancy after such month, shall be upon the said terms and subject to the said conditions, as so modified.

         2.5 Early Access. The Landlord shall grant the Tenant the right and license to enter the Premises at least thirty (30) days prior to the Commencement Date solely for the purposes of installing the Tenant's telephone, communications and voice/data equipment; provided, however, that such right and license to enter the Premises (i) shall be conditioned upon the Tenant's cooperation with the Landlord's construction manager, and (ii) will not substantially interfere with or hinder the Landlord's construction of the improvements contemplated in Subsection 8.1 hereof.

         SECTION 3.  RENT; SECURITY DEPOSIT.

              3.1. Amount. As rent for the Premises, the Tenant shall pay to the Landlord all of the following:

                      3.1.1. Base Rent. An annual rent (the "Base Rent"), which:

                      (a) for the initial Lease Year during the Original Term, is in the sum of Thirteen and 60/100 Dollars ($13.60) per rentable square foot of the Premises (for a total sum of One Hundred Forty Thousand Nine Hundred Sixty-Four and 00/100 Dollars ($140,964.00), subject to adjustment based upon the exact rentable square footage of the Premises as determined by the Landlord's architect), plus, if the Term commences on a day other than the first
(1st) day of a calendar month, for the initial Lease Year, one three hundred sixty-fifth (1/365) of such sum for each day of such partial calendar month; and

                      (b) for each Lease Year during the Original Term after the initial Lease Year, is in the sum of one hundred and three percent (103%) multiplied by the Base Rent in effect with respect to the immediately preceding Lease Year.


                      3.1.2. Additional Rent. The Tenant shall pay the Landlord additional rent ("Additional Rent") in the amount of any item referred to as such in this Lease which accrues while this Lease is in effect (which Additional Rent also shall include any and all charges or other amounts which the Tenant is obligated to pay to the Landlord under this Lease, other than the Base Rent).

              3.2.    Annual Operating Costs.

                      3.2.1. Computation. After the end of each calendar year during the Term, the Landlord shall compute the total of the Annual Operating Costs incurred for all of the Property during such calendar year, and the Landlord shall allocate them to each separate leasable space within the Property in proportion to the respective Operating Costs percentages assigned to such spaces; provided, that anything in this Subsection 3.2 to the contrary notwithstanding, wherever the Tenant and/or any other tenant of space within the Property has agreed in its lease or otherwise to provide any item of such services partially or entirely at its own expense, or wherever in the Landlord's reasonable sole judgment any such significant item of expense is not incurred with respect to or for the benefit of all of the net rentable space within the Property (including but not limited to any such expense which, by its nature, is incurred only with respect to those spaces which are occupied), in allocating the Annual Operating Costs pursuant to this Subsection the Landlord shall make an appropriate adjustment, using generally accepted accounting principles, as aforesaid, so as to avoid allocating to the Tenant or to such other tenant (as the case may be) those Annual Operating Costs covering such services already being provided by the Tenant or by such other tenant at its own expense, or to avoid allocating to all of the net rentable space within the Property those Annual Operating Costs incurred only with respect to a portion thereof, as aforesaid. The Tenant shall have the right to review the books and records of the Landlord with respect to the calculation of Annual Operating Costs, provided (i) Tenant provides at least ten (10) days' written notice to the Landlord of its desire to inspect such books and records, and (ii) such request is made with respect to any calendar year no later than December 31 of the second succeeding calendar year.

                      3.2.2. Payment as Additional Rent. The Tenant within fifteen (15) days after demand therefor by the Landlord (with respect to each calendar year during the Term), accompanied by a statement setting forth in reasonable detail the Annual Operating Costs for such calendar year, shall pay to the Landlord as Additional Rent the amount equalling the Tenant's Operating Costs Percentage of the Annual Operating Costs for such calendar year (as derived and allocated under Subsection 3.2.1), subject, however, to the limits set forth in Subsection 3.2.5.

                      3.2.3. Proration. If only part of any calendar year falls within the Term, the amount computed as Additional Rent for such calendar year under this Subsection shall be prorated in proportion to the portion of such calendar year falling within the Term (but the expiration of the Term before the end of a calendar year shall not impair the Tenant's obligation hereunder to pay such prorated portion of such Additional Rent for that portion of such calendar year falling within the Term, which shall be paid on demand, as aforesaid).

                      3.2.4. Landlord's Right to Estimate. Anything in this Subsection to the contrary notwithstanding, the Landlord, at its discretion, may
(a) make from time to time during the Term a reasonable estimate of the Additional Rent which may become due under this Subsection for any calendar year, (b) require the Tenant to pay to the Landlord for each calendar month during such year one twelfth (1/12) of such Additional Rent, at the time and in the manner that the Tenant is required hereunder to pay the monthly installment of the Base Rent for such month, and (c) at the Landlord's reasonable discretion, increase or decrease from time to time during such calendar year the amount initially so estimated for such calendar year, all by giving the Tenant written notice thereof, accompanied by a schedule setting forth in reasonable detail the expenses comprising the Annual Operating Costs, as so estimated. In such event, the Landlord shall cause the actual amount of such Additional Rent to be computed and certified to the Tenant within one hundred twenty (120) days after the end of such calendar year, and the Tenant or the Landlord, as the case may be, promptly thereafter shall pay to the other the amount of any deficiency or overpayment therein, as the case may be.

                      3.2.5.  Increases in Annual Operating Costs.
Notwithstanding anything contained in this Section 3 to the contrary, the Tenant shall be required to pay its pro rata share of Annual Operating Costs with respect to any calendar year (or portion thereof) during the Term only to the extent such total Annual Operating Costs exceed the total Annual Operating Costs incurred or accrued during or with respect to the calendar year 1996.

              3.3.    When Due and Payable.

                      3.3.1. The Base Rent for any Lease Year (or portion thereof) shall be due and payable in twelve (12) consecutive, equal monthly installments, in advance, on the first (1st) day of each calendar month during such Lease Year; provided, that the installment of the Base Rent payable for the first (1st) full calendar month during the Term and, if the Term commences on a day other than the first (1st) day of a calendar month, that portion of the Base Rent which is payable for the remainder of such month shall be due and payable on the Commencement Date.

                      3.3.2. Any Additional Rent accruing to the Landlord under this Lease shall, except as is otherwise set forth herein, be due and payable when the installment of Base Rent next falling due after such Additional Rent accrues becomes due and payable, unless the Landlord makes written demand upon the Tenant for payment thereof at any earlier time, in which event such Additional Rent shall be due and payable within fifteen (15) days of demand.

                      3.3.3. Each such payment shall be made promptly when due, without any deduction or set off whatsoever, and without demand, failing which the Tenant shall pay to the Landlord as Additional Rent, for each day on which such payment is due but unpaid, a late charge equalling 1/365th of ten percent (10%) of such payment; provided, however, that no such interest charge shall apply with respect to the first ten (10) days after payment is otherwise due. Any payment made by the Tenant to the Landlord on account of Rent may be credited by the Landlord to the payment of any Rent then past due before being credited to Rent currently falling due. Any such payment which is less than the amount of Rent then due shall constitute a payment made on account thereof, the parties hereto hereby agreeing that the

Landlord's acceptance of such payment (whether or not with or accompanied by an endorsement or statement that such lesser amount or the Landlord's acceptance thereof constitutes payment in full of the amount of Rent then due) shall not alter or impair the Landlord's rights hereunder to be paid all of such amount then due, or in any other respect.

              3.4. Where Payable. The Tenant shall pay the Rent, in lawful currency of the United States of America, to the Landlord by delivering or mailing it to the Landlord's address which is set forth hereinbelow, or to such other address or in such other manner as the Landlord from time to time specifies by written notice to the Tenant.

              3.5. Tax on Lease. If federal, state or local law now or hereafter imposes any tax, assessment, levy or other charge (other than an income tax or other tax based on the income of the Landlord) directly or indirectly upon (a) the Landlord with respect to this Lease or the value thereof, (b) the Tenant's use or occupancy of the Premises, (c) the Base Rent, Additional Rent or any other sum payable under this Lease, or (d) this transaction, then the Tenant shall pay the amount thereof as Additional Rent to the Landlord upon demand, unless the Tenant is prohibited by law from doing so, in which event the Landlord, at its election, may terminate this Lease by giving at least one (1) month's written notice thereof to the Tenant.

              3.6. Security Deposit. Simultaneously upon the execution and delivery of this Lease by the parties hereto, the Tenant shall deposit with the Landlord a sum equal to one (1) month's Base Rent (i.e. Eleven Thousand Seven Hundred Forty-Seven and 00/100 Dollars ($11,747.00), subject to adjustment based upon the exact rentable square footage of the Premises as determined by the Landlord's architect), which (a) shall be retained by the Landlord as security for the Tenant's payment of the Rent and performance of all of its other obligations under this Lease, and (b) shall not be deemed to represent payment of any Rent. If an Event of Default occurs, the Landlord shall be entitled, in its sole discretion, (a) to apply any or all of such sum in payment of (i) any Rent then due and unpaid, (ii) any expense incurred by the Landlord in curing any such default, and/or (iii) any damages incurred by the Landlord by reason of such default (including but not limited to that of reasonable attorneys' fees), in which even the Tenant, immediately upon its receipt of a written demand therefor from the Landlord, shall pay to the Landlord a sum equalling the amount so applied, so as to restore the said sum to its original amount; and /or (b) to retain any or all of such sum in liquidation of any or all damages suffered by the Landlord by reason of such default. On the termination of this Lease, any of such sum which is not so applied or retained shall be returned to the Tenant. Such sum shall not bear interest while being held by the Landlord hereunder.

         SECTION 4.  USE OF PREMISES.

              4.1.   Nature of Use. The Tenant shall use the Premises only for
(a) general office purposes; and (b) such other, secondary uses as are reasonably and customarily incident to such uses so long as such other uses are not unlawful; but (c) for no use other than those permitted by this Subsection.

              4.2. Compliance with Law and Covenants. As of the time the Landlord delivers the Premises to the Tenant, the Premises shall be in compliance with all applicable laws and regulations. The Tenant, throughout the Term and at its sole expense, in its use and possession of the Premises,

                     4.2.1. shall comply promptly and fully with (a) all laws, ordinances, notices, orders, rules, regulations and requirements of all federal, state and municipal governments and all departments, commissions, boards and offices thereof, (b) all requirements imposed by any policy of insurance covering any or all of the Premises and required by Section 5 to be maintained by the Tenant, and (c) all covenants and restrictions which may encumber the title to any or all of the Premises, all if and to the extent that any of such requirements relate to any or all of the Premises, the Building, the Building Service Equipment, the Property, the fixtures and other equipment upon the Premises, or the use or manner of use thereof, whether any of the foregoing are foreseen or unforeseen, or are ordinary or extraordinary;

                     4.2.2. (without limiting the generality of the foregoing provisions of this Subsection) shall keep in force throughout the Term all licenses, consents and permits necessary for the lawful use of the Premises for the purposes herein provided; and

                     4.2.3. shall pay when due all personal property taxes, income taxes, license fees and other taxes assessed, levied or imposed upon the Tenant or any other person in connection with the operation of its business upon the Premises or its use thereof in any other manner.

              4.3.   Mechanics' Liens.

                     4.3.1. Without limiting the generality of the foregoing provisions of this Section , the Tenant shall not create or permit to be created, and if created shall discharge or have released, any mechanics' or materialmen's lien arising while this Lease is in effect and affecting any or all of the Premises, and the Tenant shall not permit any other matter or thing whereby the Landlord's estate, right and interest in any or all of the

Premises might be impaired. The Tenant shall defend, indemnify and hold harmless the Landlord against and from any and all liability, claim of liability or expense (including but not limited to that of reasonable attorneys' fees) incurred by the Landlord on account of any such lien or claim.

                     4.3.2. The Tenant shall have the right to contest any such lien. If the Tenant fails to discharge any such lien or have such lien bonded over within fifteen (15) days after it first becomes effective against any of the Premises, then, in addition to any other right or remedy held by the Landlord on account thereof, the Landlord may (a) discharge it by paying the amount claimed to be due or by deposit or bonding proceedings, and/or (b) in any such event compel the prosecution of any action for the foreclosure of any such lien by the lienor and pay the amount of any judgment in favor of the lienor with interest, costs and allowances. The Tenant shall reimburse the Landlord for any amount paid by the Landlord to discharge any such lien and all expenses incurred by the Landlord in connection therewith, together with interest thereon at the rate of ten percent (10%) per annum from the respective dates of the Landlord's making such payments or incurring such expenses (all of which shall constitute Additional Rent).

                     4.3.3.  Nothing in this Lease shall be deemed in any way
(a) to constitute the Landlord's consent or request, express or implied, that any contractor, subcontractor, laborer or materialman provide any labor or materials for any alteration, addition, improvement or repair to any or all of the Premises, or (b) to give the Tenant any right, power or authority to contract for or permit to be furnished any service or materials, if doing so would give rise to the filing of any mechanics' or materialmen's lien against any or all of the Premises or the Landlord's estate or interest therein, or (c) to evidence the Landlord's consent that the Premises be subjected to any such lien.

              4.4. Signs. The Landlord, at its sole cost and expense, shall provide and maintain in good condition a monument directory at or near the location of the Building, which directory shall include the names of the tenants of the Building, including the Tenant. Except for one or more signs which are located wholly within the interior of the Premises and are not visible from the exterior of the Building, the Tenant shall have no right to erect signs upon the Premises or the remainder of the Building or the Property unless the Landlord has given its express, written consent thereto; provided, however, that the Tenant shall have the right to place a sign bearing the Tenant's name at a location above the entry to the Tenant's suite, the cost of which shall be charged to the Leasehold Improvement Allowance (as defined in Exhibit B), provided further, however, that (i) the Tenant first shall obtain the Landlord's prior written consent thereto (which consent shall not be withheld, delayed or conditioned unreasonably) with respect to the design, size, materials and location of such sign, and (ii) the Tenant first shall obtain any and all permits, licenses and the like from all applicable governing bodies. The Tenant, at its expense, (a) shall maintain in good order and repair each sign placed by the Tenant anywhere within the Premises or elsewhere on the Property, and (b) at the earlier of the expiration or termination of this Lease or the Tenant's surrender or abandonment of possession of the Premises, immediately shall remove each such sign from the Property and restore and repair any damage to the Premises, the Building or the rest of the Property occasioned by the installation, maintenance or removal of any such sign (which obligation shall survive the expiration or termination of this Lease).

              4.5.    License.

                      4.5.1. The Landlord hereby grants to the Tenant a non-exclusive license to use (and to permit its officers, directors, agents, employees and invitees to use) in the course of conducting business at the Premises, all of those portions of the Property designated by the Landlord as the common areas (the "Common Areas") for and only for the following purposes:

                      (a) those portions of the Common Areas which are paved and, by their nature, manifestly intended to be used for such purpose, for pedestrian and vehicular access to and from the Premises (which portions from time to time may be relocated and/or reconfigured by the Landlord in its sole discretion and at its expense, so long as reasonable access to and from the Premises is maintained); and

                      (b) that portion of the dock and loading area which adjoins the Premises, for loading and unloading inventory, supplies and other materials being delivered to or taken from the Premises; and

                      (c) any and all portions of the Common Areas which from time to time are designated by the Landlord for such purpose (the "Parking Areas") for the parking of automobiles and other automotive vehicles while engaged in business upon the Premises (other than while being used to make deliveries to and from the Premises) and subject to the restrictions set forth in this Section and/or the Rules and Regulations.

                      4.5.2. Such license shall be exercised in common with the exercise thereof by the Landlord, the other tenants or occupants of the Property, and their respective officers, directors, agents, employees and invitees.

                      4.5.3.  Parking Areas.

                      (a) Exclusive Parking Areas. At no expense to the Tenant, the Landlord hereby grants to the Tenant throughout the Term and the Renewal Term (if this Lease is renewed) an exclusive license to use (and to permit its officers, directors, agents, employees and invitees to use), in the course of conducting business at the Premises, four (4) reserved parking spaces located near the side entry door of the Premises (the "Exclusive Parking Areas"), and subject to the restrictions set forth in this Section . The Exclusive Parking Areas shall be marked appropriately as such.

                      (b) Non-Exclusive Parking Areas. At no expense to the Tenant, the Landlord hereby grants to the Tenant throughout the Term and the Renewal Term (if this Lease is renewed) a non-exclusive license to use (and to permit its officers, directors, agents, employees and invitees to use), in the course of conducting business at the Premises, thirty-three (33) unreserved parking spaces located on the Property (the "NonExclusive Parking Areas"), for and only for the parking of automobiles while engaged in business upon the Premises, and subject to the restrictions set forth in this Section ; provided, however, that such number shall be adjusted based upon the exact square footage of the Premises as determined by the Landlord's architect, so that the Tenant shall be granted a number of unreserved parking spaces equal to (i) three and six tenths (3.6) per one thousand (1,000) rentable square feet of the Premises, less (ii) the number of reserved parking spaces granted the Tenant above. Such license shall be exercised in common with the exercise thereof by the Landlord, the other tenants or occupants of the Property, and their respective officers, directors, agents, employees and invitees.

                      (c) Landlord Control. The Landlord reserves the right to change the entrances, exits, traffic lanes, boundaries and locations of the Parking Areas (which includes the Exclusive Parking Areas and the Non-Exclusive Parking Areas). The Landlord reserves the right to designate certain portions of the Parking Areas for the parking of trucks, vans and other vehicles, and to designate for the specific account of the Tenant, or of other tenants of the Property, specific parking areas or spaces constructed around, within or under the Building and/or the Property. All Parking Areas and facilities which may be furnished by the Landlord in or near the Premises, including any employee parking areas, truckways, loading docks, pedestrian sidewalks and ramps, landscaped areas and other areas and improvements which may be provided by the Landlord for the general use, in common, with other tenants, their officers, agents, employees and visitors, shall at all times be subject to the Landlord's exclusive control and management, and the Landlord shall have the right from time to time to establish, modify and enforce reasonable rules and regulations with respect thereto. The Landlord shall have the right to police the Common Areas; to establish and from time to time to change the level of parking surfaces; to temporarily close all or any portion of the Common Areas (including the Parking Areas) to such extent as, in the opinion of the Landlord's counsel, may be legally sufficient to prevent a dedication thereof or the accrual of any rights to any person or to the public therein; to close temporarily all or any portion of the Parking Areas; to discourage non-tenant parking; and to do and perform such other acts in and to Parking Areas as, in the use of good business judgment, the Landlord determines to be advisable with a view to the improvement of the convenience and use thereof by tenants, their officers, agents, employees and visitors. The Tenant shall cause its officers, agents and employees to park their automobiles only in the Parking Areas and/or in such other areas as Landlord from time to time may reasonably designate by written notice to the Tenant as employee parking areas, and the Tenant shall not use or permit the use of any of the Common Areas in any manner which will obstruct the driveways or throughways serving the Parking Areas or any other portion of the Common Areas allocated for the use of others.

                      4.5.4.  Use of Common Areas.

                      (a) The Landlord shall maintain and operate lighting facilities on all of the Common Areas and shall police the Common Areas.

                      (b) The Tenant shall not locate or install or cause to be located or installed on the sidewalk and service area (if any) immediately adjoining the Premises any bike rack, newspaper holder stand, vending machine of any kind, mailbox, telephone booth, ash tray or other device of a similar nature which would impede or obstruct the sidewalks and service area.

                      (c) The Tenant shall maintain in a neat and clean condition that area designated by the Landlord as the "Refuse Collection Area", and shall not place or maintain anywhere within the Property, other than within the Refuse Collection Area, any trash, garbage, discarded tires, batteries, other discarded automobile parts or other items, except as may otherwise be expressly permitted by this Lease. The Landlord shall provide and maintain in the Refuse Collection Area a dumpster or other authorized container for the deposit of such garbage and refuse.

                      (d) The Tenant regularly and frequently shall remove or cause to be removed, at its expense, from any and all areas throughout the Property other than the interior of the Premises, all pushcarts or similar devices owned by or under the control of the Tenant, and the Tenant shall keep such carts or similar devices within the interior of the Premises except while being used by the Tenant or its customers.

                      (e) In its use of the Common Areas, the Tenant shall not take, or knowingly permit its agents, employees, invitees, visitors and guests to take, any of the following actions:

                           (i)  the parking or storage of automobiles, trucks or
other automotive vehicles

                                (1) anywhere within the Property if such
vehicles lack current, valid license plates; or

                                (2) other than in the Parking Areas (and the
individual parking spaces from time to time designated therein); or

                                (3) anywhere within the Property if the body,
windows or other exterior portions of such vehicles are in an obvious state of severe damage or disrepair; or

                           (ii) the performance of repair or maintenance work on
any vehicle on the Property; or

                           (iii) the performance of any body work or other
significant repairs to the bodies of vehicles, or the painting of any vehicle, anywhere within the Premises or the rest of the Property.

                      4.5.5. No Liability. Except as provided herein, the Landlord and its agents and employees shall not be liable to the Tenant or any other person whatsoever (a) for any injury to person or damage to property caused by any defect in or failure of equipment, pipes or wiring, or broken glass, or the backing up of any drains or by gas, water, steam, electricity or oil leaking, escaping or flowing into the Premises, or (b) for any loss or damage that may be occasioned by or through the acts or omissions of any other tenant of the Property or of any other person whatsoever, other than the Landlord's duly authorized employee or agent.

              4.6.    Environmental Matters.

                      4.6.1. Environmental Covenants. In its use of the Premises and the remainder of the Property, the Tenant shall not (either with or without negligence) cause or permit the escape, disposal or release of any biologically or chemically active or other hazardous substances or materials, or allow the storage or use of such substances or materials in any manner, or allow any such materials or substances to be brought onto the Premises and/or the Property.

                      4.6.2. Environmental Laws. For the purposes of this Lease, "hazardous substances and materials" shall include, without limitation, those described in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. sections 9601 et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. sections 6901 et seq.), any applicable state or local laws, and the regulations adopted under these acts.

                      4.6.3. Indemnity. If any lender or governmental agency ever requires testing to ascertain whether or not there has been any release of hazardous substances or materials on the Premises and/or the Property while this Lease is in effect, then the Tenant's proportional share of the reasonable costs thereof shall be reimbursed by the Tenant to the Landlord upon demand as Additional Rent if such requirement applies to the Premises. The Tenant shall execute affidavits, representations and the like from time to time at the Landlord's request concerning the Tenant's best knowledge and belief regarding the presence of hazardous substances or materials on the Premises. The Tenant shall defend, indemnify and hold harmless the Landlord against and from any liability, claim of liability or expense resulting from any release of hazardous substances or materials on the Premises occurring while the Tenant is in possession thereof, or elsewhere on the Property if caused by the Tenant or any person acting under the Tenant.

                     4.6.4. Survival. The foregoing covenants shall survive the expiration or earlier termination of this Lease.

         SECTION 5.  INSURANCE AND INDEMNIFICATION.

              5.1. Insurance. At all times from and after the entry by the Tenant into the Premises for the purpose of completing the equipping or furnishing prior to the opening of business, the Tenant shall take out and keep in full force and effect, at its expense:

                     5.1.1. Commercial general liability insurance (1986 ISO Form or the equivalent) with a combined single limit of not less than One Million Dollars ($1,000,000) per occurrence and Two Million Dollars ($2,000,000) in the General Aggregate--each location; and

                     5.1.2. All-risk property insurance (including the perils of theft) written at full replacement cost value and with an agreed amount clause endorsement covering (i) all of Tenant's Property, including, without limitation, inventory, trade fixtures, floor covering, furniture, electronic data processing equipment and any other property removable by Tenant under the provisions of this Lease, and
(ii) all permanent leasehold improvements installed in the Premises by or on behalf of Tenant, regardless of the source of funding thereof.

                     5.1.3. Workers' compensation to the extent and in the amounts required by law.

                     5.1.4. Employer's liability insurance for (i) bodily injury by accident--$100,000 each accident, and (ii) bodily injury by disease--$500,000 policy limits, $100,000 each employee.

                     5.1.5. Business automobile liability insurance on all owned, non-owned or hired automobiles to be used by the Tenant, with a combined single limit of not less than One Million Dollars ($1,000,000).

              5.2. Tenant's Contractor's Insurance. The Tenant shall require any contractor of the Tenant performing construction work in, on or about the Premises to take out and keep in full force and effect, at no expense to the
Landlord:

                     5.2.1. Commercial general liability insurance in an amount not less than One Million Dollars ($1,000,000) combined single limit per occurrence and Two Million Dollars ($2,000,000) General Aggregate;

                     5.2.2. Business automobile liability insurance, with a combined single limit of not less than One Million Dollars ($1,000,000) covering all owned, non-owned or hired automobiles;

                     5.2.3. Worker's compensation or similar insurance in form and amounts required by law; and

                     5.2.4. Employers liability insurance for (i) bodily injury by accident--$100,000 each accident, and (ii) bodily injury by disease--$500,000 policy limits, $100,000 each employees.

              5.3.   Policy Requirements.

                     5.3.1. The company or companies writing any insurance which the Tenant is required to take out and maintain or cause to be taken out or maintained pursuant to Sections 5.1 and 5.2, as well as the form of such insurance, shall at all times be subject to the Landlord's reasonable approval, and any such company or companies shall be licensed to do business in the Commonwealth of Virginia and have a Best rating of at least A-VII. Commercial liability and all-risk property insurance policies evidencing such insurance shall name the Landlord and/or its designees (including, without limitation, any Mortgagee) as additional insureds, shall be primary and noncontributory, and shall also contain a provision by which the insurer agrees that such policy shall not be cancelled, materially changed, terminated or not renewed except after thirty (30) days' advance written notice to the Landlord and/or such designees. All such policies, or certificates thereof, shall be deposited with the Landlord promptly upon commencement of the Tenant's obligation to procure the same. None of the insurance which the Tenant is required to carry and maintain or cause to be carried or maintained pursuant to Sections 5.1 and 5.2 shall contain deductible provisions in excess of Five Thousand Dollars ($5,000.00), unless approved in writing in advance by the Landlord. If the Tenant shall fail to perform any of its obligations pursuant to this Article 5, the Landlord may perform the same and the cost thereof shall be payable upon the Landlord's demand therefor as Additional Rent.

                     5.3.2. The Landlord and the Tenant agree that on January 1 of the second (2nd) full calendar year during this Lease and on January 1 of every second (2nd) calendar year thereafter, the Landlord will have the right to request a change in the character and/or amounts of insurance required to be carried by the Tenant pursuant to the provisions of this Article 5, and the Tenant shall comply with the requested change in character and/or amount within thirty (30) days of the Landlord's request therefor; provided such changes are consistent with insurance generally required of office tenants in similar buildings in the Northern Virginia area or as required to remain consistent with industry standards.

              5.4.   Indemnities by Tenant and Landlord.

                     5.4.1. Notwithstanding any policy or policies of insurance required of the Tenant, the Tenant, for itself and its successors and assigns, to the extent permitted by law, shall defend, indemnify and hold harmless the Landlord, Landlord's agents and any Mortgagee against and from any and all liability or claims of liability by any person asserted against or incurred by the Landlord and/or such agent or Mortgagee to the extent the same arises from
(i) the use, occupancy, conduct, operation or management of the Premises by the Tenant or any of its agents, contractors, servants, employees, licensees, concessionaires, suppliers or materialmen during the Term; or (iii) any work or thing whatsoever done or not done on the Premises during the Term; or (iv) any breach or default in performing any of the obligations under the provisions of this Lease and/or applicable law by the Tenant or any of its agents, contractors, servants, employees, licensees, suppliers or materialmen during the Term; or (v) any negligent, intentionally tortious or other act or omission by the Tenant or any of its agents, contractors, servants, employees, licensees, concessionaires, suppliers, materialmen or invitees during the Term; or (vi) any injury to or death of any person or any damage to any property occurring upon the Premises (whether or not such event results from a condition existing before the execution of this Lease or resulting in the termination of this Lease), and from and against all costs, expenses and liabilities incurred in connection with any claim, action, demand, suit at law, in equity or before any administrative tribunal, arising by reason of any of the foregoing (including, by way of example rather than of limitation, the reasonable fees of attorneys, investigators and experts), all regardless of whether such claim, action or proceeding is asserted before or after the expiration of the Term or any earlier termination of this Lease.

                     5.4.2. If any such claim, action or proceeding is brought against the Landlord and/or any agent or Mortgagee, the Tenant shall promptly if requested by the Landlord or such agent or Mortgagee, and at the Tenant's expense, resist or defend such claim, action or proceeding or cause it to be resisted or defended by an insurer. The Landlord shall, at its option, be entitled to participate in the selection of counsel, settlement and all other matters pertaining to such claim, action or proceeding, all of which shall be subject, in any case, to the prior written approval of the Landlord.

                     5.4.3. Subject to the provisions of Section 5.8, the Landlord hereby agrees for itself and its successors and assigns to indemnify and save the Tenant harmless from and against any liability or claims of liability arising out of the negligence or intentional acts and omissions of the Landlord, its agents or employees.

              5.5. Landlord Not Responsible for Acts of Others. The Landlord shall not be responsible or liable to the Tenant, or to those claiming by, through or under the Tenant, for any loss or damage which may be occasioned by or through the acts or omissions of persons occupying or using space adjoining the Premises or any part of the premises adjacent to or connecting with the Premises or any other part of the Building or the Property, or for any loss or damage resulting to the Tenant (or those claiming by, through or under the Tenant), or its or their property, from the breaking, bursting, stoppage or leaking of electrical cable and wires, and water, gas, sewer or steam pipes. To the maximum extent permitted by law, the Tenant agrees to use and occupy the Premises, and to use such other portions of the Building and the Property as the Tenant is herein given the right to use, at the Tenant's own risk.

              5.6. Landlord's Insurance. During the Term, to the extent deemed reasonable or necessary in the Landlord's sole discretion, the Landlord shall maintain (a) insurance on the Building against loss or damage by fire and all of the hazards included in the extended coverage endorsement, in an amount deemed reasonable by the Landlord, (b) comprehensive liability and property damage insurance with respect to the Common Areas, against claims for personal injury or death, or property damage suffered by others occurring in, on or about the Building and/or the Property, such public liability insurance to afford protection in limits deemed reasonable by the Landlord, and (c) any other insurance, in such form and in such amounts as are deemed reasonable by the Landlord, including, without limitation, rent continuation and business interruption insurance, theft insurance and worker's compensation, flood and earthquake, and boiler and machinery insurance. The costs and expenses of any and all insurance carried by the Landlord pursuant to the provisions of this Subsection 5.6 shall be deemed a part of Annual Operating Costs.

              5.7. Increase in Insurance Premiums. The Tenant shall not do or suffer to be done, or keep or suffer to be kept, anything in, upon or about the Premises or the Building or the Property which will contravene the Landlord's policies of hazard or liability insurance or which will prevent the Landlord from procuring such policies from companies acceptable to the Landlord. If anything done, omitted to be done or suffered by the Tenant to be kept in, upon or about the Premises, the Building or the Property shall cause the rate of fire or other insurance on the Premises, the Building, the Property or on other property of the Landlord or of others within the Property to be increased beyond the minimum rate from time to time applicable to the Premises or to any such other property for the use or uses made thereof, the Tenant shall pay to the Landlord, as Additional Rent, the amount of any such increase upon the Landlord's demand therefor.

              5.8. Waiver of Right of Recovery. To the extent that any loss or damage to any building, structure or other tangible property, or resulting loss of income, or losses under worker's compensation laws and benefits, are covered by insurance, neither party shall be liable to the other party or to any insurance company insuring the other party (by way of subrogation or otherwise), even though such loss or damage might have been occasioned by the negligence of such party, its agents or employees; provided, however, that if, by reason of the foregoing waiver, either party shall be unable to obtain any such insurance, then such waiver shall be deemed not to have been made by such party. Notwithstanding the foregoing, in the event that such waiver of subrogation shall not be available to the Tenant except through the payment of reasonable additional premium therefor, the Tenant shall pay such additional premium.

         SECTION 6. FULL SERVICE LEASE. The Landlord and the Tenant agree that this Lease is intended to be a "full service" lease, and that, except as otherwise specifically provided herein, the

Landlord shall pay all charges with respect to the Premises for all gas, electricity, light, heat, steam, power, water and sewerage and such other utilities and services (including janitorial and security services) as are customarily supplied under a full service lease, specifically excluding telephone or other communications services.

         SECTION 7.  REPAIRS; CLEANING/CHAR SERVICES.

              7.1. Landlord's Duty to Maintain Structure and Premises. The Landlord shall maintain or cause to be maintained the structure of the Building and shall be responsible for: (a) repairs to any sprinkler system or HVAC system installed by or on behalf of the Landlord and serving the Premises, and (b) structural repairs to the exterior walls, structural columns and structural floors which collectively enclose the Premises. In addition, the Landlord shall at all times from and after delivery of possession of the Premises to the Tenant, at its own cost and expense, maintain the Premises in good and tenantable condition, and make all repairs to the Premises or any installations, equipment or facilities therein; in addition, the HVAC system, sprinkler system and other mechanical systems and components shall be in good working order and repair at the Commencement Date, and any cost incurred with respect thereto shall be borne by the Landlord and shall not be deducted from the Leasehold Improvement Allowance. Without limiting the generality of the foregoing, the Landlord shall keep the interior of the Premises, together with all electrical, plumbing and other mechanical installations therein, in good order and repair and shall make all replacements thereof from time to time required by any governmental agency having jurisdiction thereover; provided (1) the Tenant shall give the Landlord notice of the necessity for such repairs and (ii) the necessity for such repairs shall not have arisen, in whole or in part, from the negligence or willful acts or omissions of the Tenant, its agents, concessionaires, officers, employees, licensees, invitees or contractors.

              7.2. Tenant's Duty to Maintain Premises. The Tenant shall (i) surrender the Premises at the expiration of the Term or at such other time as the Tenant may vacate the Premises in as good condition as when received, except for (A) ordinary wear and tear, (B) damage by casualty (other than such damage by casualty which is caused, in whole or in part, by the negligence or willful act or omissions of the Tenant, its agents, concessionaires, officers, employees, licensees, invitees or contractors and which is not wholly covered by the Landlord's hazard insurance policy), or (C) acts of God; and (ii) take care not to overload the electrical wiring serving the Premises or within the Premises.

              7.3. Cleaning/Char Services. At no additional expense to the Tenant, the Landlord shall provide cleaning/char services

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
with respect to the Premises. The services, which shall be of a kind and quality befitting a "Class A" office building, shall be provided five (5) evenings/nights per week, exclusive of legal holidays.

         SECTION 8.  IMPROVEMENTS.

              8.1. By Landlord. The Landlord shall make certain building standard improvements to the existing leasehold improvements to the Premises, upon the terms and conditions set forth in Exhibit B hereof.

                    8.1.1. Contractor. The Landlord shall select the general contractor to perform the leasehold improvements contemplated in Subsection 8.1 hereof, and the Landlord shall oversee, supervise and manage the general contractor with respect to the performance and construction of the improvements contemplated in Subsection 8.1.

              8.2. By Tenant. The Tenant shall not make any alteration, improvement or addition to the Building or the rest of the Premises without first (a) presenting to the Landlord plans and specifications therefor and obtaining the Landlord's written consent thereto (which shall not, in the case of non-structural alterations, additions, or improvements, be unreasonably withheld so long as such alteration, improvement or addition will not violate applicable law or the provisions of this Lease, or impair the value of the Building, the Property and/or the Premises) and (b) obtaining any and all governmental permits or approvals of such alteration, addition or improvement which are required by applicable law; provided, that (i) any and all contractors or workmen performing such alterations, improvements and/or additions must first be approved by the Landlord, and (ii) the Tenant shall restore the Premises to their condition immediately before such alteration, improvement or addition was made, by not later than the date on which the Tenant vacates the Premises or the Termination Date, whichever is earlier.

              8.3. Fixtures. Any and all improvements, repairs, alterations and all other property attached to, used in connection with or otherwise installed within the Premises by the Landlord or the Tenant shall, immediately on the completion of their installation, become the Landlord's property without payment therefor by the Landlord; provided, that any machinery, equipment or fixtures installed by the Tenant and used in the conduct of the Tenant's trade or business (rather than to service the Premises or any of the remainder of the Building or the Property generally) and not part of the Building Service Equipment shall remain the Tenant's property; but further provided that, if any leasehold improvement made by the Tenant replaced any part of the Premises, such leasehold improvements

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
that replaced any part of the Premises shall be and remain the Landlord's property.

         SECTION 9. LANDLORD'S RIGHT OF ENTRY. The Landlord and its authorized representatives shall be entitled to enter the Premises at any reasonable time during the Tenant's usual business hours, after giving the Tenant at least forty-eight (48) hours' notice thereof, (a) to inspect the Premises, (b) to exhibit the Premises during the last six (6) months of the Term (i) to any existing or prospective purchaser or Mortgagee thereof, or (ii) to any prospective tenant thereof, provided that in doing so the Landlord and each such invitee observes all reasonable safety standards and procedures which the Tenant may require; and (c) to make any repair thereto and/or to take any other action therein which the Landlord is permitted to make by this Lease or applicable law (provided, that in any situation in which, due to an emergency or otherwise, the physical condition of the Building or any other part of the Premises or the Property would be unreasonably jeopardized unless the Landlord were to take such action immediately, the Landlord shall not be required to give such notice to the Tenant and may enter the same at any time). Nothing in this Section shall be deemed to impose any duty on the Landlord to make any such repair or take any such action, and the Landlord's performance thereof shall not constitute a waiver of the Landlord's right hereunder to have the Tenant perform such work. Except as provided herein, the Landlord shall not in any event be liable to the Tenant for any inconvenience, annoyance, disturbance, loss of business or other damage sustained by the Tenant by reason of the making of such repairs, the taking of such action or the bringing of materials, supplies and equipment upon the Premises during the course thereof, and the Tenant's obligations under this Lease shall not be affected thereby.

         SECTION 10.  FIRE AND OTHER CASUALTIES.

              10.1. Option to Terminate. If during the Term either the Premises or the Building generally are substantially damaged or destroyed by fire or other casualty, Base Rent and Annual Operating Costs shall be abated with respect to such damaged portion of the Premises as of the date of such damage or destruction, and the Landlord shall have the option (which it may exercise by giving written notice thereof to the Tenant within sixty (60) days after the date on which such damage or destruction occurs) to terminate this Lease as of the date specified in such notice (which date shall not be earlier than the thirtieth (30th) day after such notice is given). On such termination, the Tenant shall pay to the Landlord all Base Rent, Additional Rent and other sums and charges payable by the Tenant hereunder and accrued through such date with respect to such undamaged useable portion of the Premises (as justly apportioned to the date of such termination). If the Landlord does not terminate this Lease pursuant to this Section , the Landlord shall restore the Premises as soon thereafter as is reasonably possible, taking into account any delay experienced by the Landlord in recovering the proceeds of any insurance policy payable on account of such damage or destruction, but in no event later than one hundred twenty (120) days after the date of casualty or destruction. Until the Premises are so repaired, the Base Rent (and each installment thereof) and the Additional Rent payable under Subsection 3.2 shall abate in proportion to the floor area of so much, if any, of the Premises as is rendered substantially unusable by the Tenant by such damage or destruction and correction and/or repairs thereof.

              10.2. No Termination. Except as is otherwise expressly permitted by Subsection 10.1, no total or partial damage to or destruction of any or all of the Premises shall entitle either party hereto to surrender or terminate this Lease, or shall relieve the Tenant from its liability hereunder to pay in full the Base Rent, any Additional Rent and all other sums and charges which are otherwise payable by the Tenant hereunder, or from any of its other obligations hereunder, and the Tenant hereby waives any right now or hereafter conferred upon it by statute or otherwise, on account of any such damage or destruction, to surrender this Lease, to quit or surrender any or all of the Premises, or to have any suspension, diminution, abatement or reduction of the Base Rent or any Additional Rent or other sum payable by the Tenant hereunder.

         SECTION 11.  CONDEMNATION.

              11.1. Termination of Lease. If any or all of the Premises and/or of that portion of the Property underlying the Premises is taken by the exercise of any power of eminent domain or is conveyed to or at the direction of any governmental entity under a threat of any such taking (each of which is herein referred to as a "Condemnation"), this Lease shall terminate on the date on which the title to so much of the Premises as is the subject of such Condemnation vests in the condemning authority, unless the parties hereto otherwise agree in writing. If (a) any portion of the Building other than the Premises, or (b) all or any substantial portion of the Property other than that portion thereof underlying the Premises, is taken or conveyed in a Condemnation, the Landlord shall be entitled, by giving written notice thereof to the Tenant, to terminate this Lease on the date on which the title to so much thereof as is the subject of such Condemnation vests in the condemning authority. If this Lease is not terminated pursuant to this Subsection, the Landlord shall restore any of the Premises damaged by such Condemnation substantially to its condition immediately before such Condemnation, as soon after the Landlord's receipt of the proceeds of such Condemnation as is reasonably possible under the circumstances.


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
              11.2. Condemnation Proceeds. Regardless of whether this Lease is terminated under this Section , the Tenant shall have no right in any such Condemnation to make any claim on account thereof against the condemning authority, except that the Tenant may make a separate claim for the Tenant's removal and moving expenses, provided that such claim does not reduce the sums otherwise payable by the condemning authority to the Landlord. Except as aforesaid, the Tenant hereby (a) waives all claims which it may have against the Landlord or such condemning authority by virtue of such Condemnation, and (b) assigns to the Landlord all such claims (including but not limited to all claims for leasehold damages or diminution in value of the Tenant's leasehold interest hereunder).

              11.3. Effect on Rent. If this Lease is terminated under this Section , any Base Rent, any Additional Rent and all other sums and charges required to paid by the Tenant hereunder shall be apportioned and paid to the date of such termination. If this Lease is not so terminated in the event of a Condemnation, the Base Rent (and each installment thereof) and the Additional Rent payable under Subsection 3.2 shall be abated from the date on which the title to so much, if any, of the Premises as is the subject of such Condemnation vests in the condemning authority, through the Termination Date, in proportion to the floor area of such portion of the Premises as is the subject of such Condemnation.

              11.4. No Termination. Except as otherwise expressly provided in this Section , no total or partial Condemnation shall entitle either party hereto to surrender or terminate this Lease, or shall relieve the Tenant from its liability hereunder to pay in full the Base Rent, any Additional Rent and all other sums and charges which are otherwise payable by the Tenant hereunder, or from any of its other obligations hereunder, and the Tenant hereby waives any right now or hereafter conferred upon it by statute or otherwise, on account of any such Condemnation, to surrender this Lease, to quit or surrender any or all of the Premises, or to receive any suspension, diminution, abatement or reduction of the Base Rent or any Additional Rent or other sum payable by the Tenant hereunder.

         SECTION 12.  ASSIGNMENT AND SUBLETTING.

              12.1. Landlord's Consent Required. The Tenant shall not assign this Lease, in whole or in part, nor sublet all or any part of the Premises, nor license concessions or lease departments therein, nor otherwise permit any other person to occupy or use any portion of the Premises (collectively, a "Transfer"), without in each instance first obtaining the written consent of the Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. This prohibition includes any subletting or assignment which would otherwise occur by operation of law, merger, consolidation, reorganization, transfer or other change of the Tenant's corporate or proprietary structure (including, without limitation, the transfer of partnership interests, the creation of additional partnership interests or the transfer of corporate shares or beneficial interests), or an assignment or subletting to or by a receiver or trustee in any Federal or state bankruptcy, insolvency, or other similar proceedings. Consent by the Landlord to any assignment, subletting, licensing or other transfer shall not (i) constitute a waiver of the requirement for such consent to any subsequent assignment, subletting, licensing or other Transfer, or (ii) relieve the Tenant from its duties, responsibilities and obligations under this Lease.

              12.2. Transfer; Issuance of Corporate Shares; Creation of Partnership Interests. If the Tenant (or any general partner of the Tenant, or any guarantor of the Tenant), is a corporation (other than a corporation the outstanding voting stock of which is listed on a "national securities exchange," as defined in the Securities Exchange Act of 1934), or a general or limited partnership, the Tenant shall give the Landlord notice within fifteen (15) days following the date upon which (i) additional voting stock shall be issued by the Tenant or any such general partner or guarantor, or any part or all of the corporate shares of the Tenant or any such general partner or guarantor shall be Transferred, or (ii) additional partnership interests shall be created by the Tenant or any such guarantor, or any part or all of the partnership interests of the Tenant or of any such guarantor shall be Transferred, by sale, assignment, pledge, bequest, inheritance, operation of law or otherwise (including such a Transfer to or by a receiver or trustee in any Federal or state bankruptcy, insolvency, or other similar proceedings), in the event that such issuance, creation and/or Transfer results in a change in the present control of said corporation or partnership or if more than fifty percent (50%) of said corporate shares or partnership interests are Transferred. In the event of a Transfer and whether or not the Tenant has given such notice, the Landlord may elect, in the Landlord's sole discretion, to either (a) terminate this Lease at any time thereafter by giving the Tenant notice of such election, in which event this Lease and the rights and obligations of the parties hereunder shall cease as of a date set forth in such notice, which date shall not be less than sixty (60) days after the date of such notice (and in the event of any such termination, all Rent shall be adjusted as of the date of such termination), or (b) deem such Transfer to be an Event or Default hereunder, thereby entitling the Landlord to all of the rights and remedies set forth in Subsection 16.3.

              12.3. Acceptance of Rent from Transferee. The acceptance by the Landlord of the payment of Rent from any person following any act, assignment or other Transfer prohibited by this Section shall not constitute a consent to such act, assignment or other Transfer, nor shall the same be deemed to be a waiver of any right or remedy of the Landlord's hereunder.

              12.4.  Conditions of Consent.

                     12.4.1.  If the Tenant receives consent to a Transfer under
Section 12.1 above, then, in addition to any other reasonable terms and conditions imposed by the Landlord in the giving of such consent, the Tenant and the transferee shall execute and deliver, on demand, an agreement prepared by the Landlord agreeing that the transferee shall be directly bound to the Landlord to perform all obligations of the Tenant hereunder including, without limitation, the obligation to pay all Rent and other amounts provided for therein; acknowledging and agreeing that there shall be no subsequent Transfer of this Lease or of the Premises or of any interest therein without the prior consent of the Landlord pursuant to Section 12.1 above; acknowledging that the Tenant as originally named herein shall remain fully liable for all obligations of the Tenant hereunder, including the obligation to pay all Rent provided herein and including any and all obligations arising out of any subsequent amendments to this Lease made between the Landlord and the transferee (whether or not consented to by the Tenant), jointly and severally with the transferee; and such other provisions as the Landlord shall require.

                     12.4.2. All reasonable costs incurred by the Landlord in connection with any request for consent to a Transfer, including costs of investigation and the fees of the Landlord's counsel, shall be paid by the Tenant on demand as a further condition of any consent which may be given. Increases in Rent, if required by the Landlord as a condition to its consent to such Transfer, shall be prorated as of the date of such Transfer.

              12.5.  Profits from Use or Transfer.

                     12.5.1. Neither the Tenant nor any other person having an interest in the use, occupancy or other utilization of space in the Premises shall enter into any lease, sublease, license, concession or other Transfer which provides for rent or other payment for such use, occupancy or utilization based in whole or in part on the net income or profits derived from the Premises (other than an amount based on a fixed percentage of receipts or sales), and any such purported lease, sublease, license, concession or other Transfer shall be absolutely void and ineffective as a conveyance or creation of any right or interest in the possession, use, occupancy or utilization of any part of the Premises.

                     12.5.2. The Tenant and the Landlord agree that in the event of a Transfer, any and all consideration, money or thing of value received by the Tenant and/or the Landlord or payable to the Tenant and/or the Landlord in connection with such Transfer, in excess of the amounts payable under this Lease (except for any amounts in the nature of interest or penalties), shall be divided (and immediately payable) as follows:
(i) fifty percent (50%) to the Tenant and (ii) fifty percent to the Landlord.

         SECTION 13. EXPANSION OPTION. Provided (i) there exists no Event of Default under the Lease beyond any applicable notice, grace or cure period, (ii) the Lease has not been terminated prior to the end of the Term pursuant to the provisions of the Lease, and (iii) the Tenant has not Transferred more than fifty percent (50%) of this Lease or its interest therein, the Tenant shall have throughout the Original Term the first right to negotiate with respect to the leasing of approximately four thousand four hundred eighty-three (4,483) rentable square feet of space located in the Building, contiguous with the Premises and currently leased to Telematics; further provided, however, that such expansion option shall be subject to any renewal and/or expansion rights or options currently held by others (including Telematics and AIB Software Corporation). The Landlord shall provide a written notice and offer to the Tenant when and if such space becomes available, which notice shall contain provisions regarding, among others, rent and allowances, if any, that will apply with respect to the leasing of such space. Rent with respect to such space shall be market rent, as reasonably determined by the Landlord, but shall be no less favorable than that generally offered by the Landlord to third parties at that time for comparable space in the Property. Within ten (10) business days after receipt of the Landlord's notice, the Tenant shall provide the Landlord with written notice of the Tenant's acceptance or rejection of the Landlord's offer; in the event the Tenant fails to provide such written notice, the Tenant shall be deemed to have declined to lease such space. In the event the Tenant accepts the Landlord's offer, this Lease shall be amended to include such space under Lease, subject to the terms and conditions set forth in the offer. If the Tenant does not accept the Landlord's offer, and in the event the Landlord receives a bona fide offer to lease said space reasonably acceptable to teh Landlord from any third party (an "Offer"), the Landlord shall provide the Teantn with the terms and conditions of such Offer, and the Tenant shall have the right of first opportunity to lease such space substantially on the terms and conditions contained in such Offer. If the Tenant elects to lease such space on the terms and conditions provided in the Offer, the Tenant shall give written notice thereof to the Landlord within fifteen (15) business days after receipt of the Landlord's notice containign the Offer. In the event the Landlord does not receive said written election to lease within said fifteen (15) business day period, the Landlord shall be free to lease such space to any third party upon such terms and conditions as the Landlord shall


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
determine, and the Tenant shall have no further right or option thereafter to lease such space. Notwithstanding the above, in the event the Tenant exercises an option to lease pursuant to this Section 13 within twenty-four (24) months from the date hereof, the term with respect to the expansion premises shall be co-terminous with the Term hereof.

         SECTION 14. RULES AND REGULATIONS. The Landlord shall have the right to prescribe, at its sole discretion, reasonable rules and regulations (the "Rules and Regulations") having uniform applicability to all tenants of the Building and of the Property (subject to their respective leases) and governing their use and enjoyment of the Building and the Property; provided, that the Rules and Regulations shall not materially interfere with the Tenant's use and enjoyment of the Premises in accordance with this Lease for the purposes listed in
Section 4. The Rules and Regulations may govern, without limitation, the use of sound apparatus, noise or vibrations emanating from machinery or equipment, obnoxious fumes and/or odors, the parking of vehicles, lighting, and storage and disposal of trash and garbage. The Tenant shall adhere to the Rules and Regulations and shall cause its agents, employees, invitees, visitors and guests to do so. A copy of the Rules and Regulations in effect on the date hereof is attached hereto as Exhibit D.

         SECTION 15.  SUBORDINATION; ATTORNMENT AND NONDISTURBANCE.

              15.1.  Subordination.

                     15.1.1. Unless a Mortgagee shall otherwise elect as provided in Subsection 15.2, the Tenant's rights under this Lease are and shall remain subject and subordinate to the operation and effect of any mortgage, deed of trust or other security instrument constituting a lien upon the Premises, the Building and/or the Property, whether the same shall be in existence on the date hereof or created hereafter (any such lease, mortgage, deed of trust or other security instrument being referred to herein as a "Mortgage," and the party or parties having the benefit of the same, whether as beneficiary, trustee or noteholder, being referred to hereinafter collectively as "Mortgagee"). The Tenant's acknowledgement and agreement of subordination as provided for in this
Section is self-operative and no further instrument of subordination shall be required. Notwithstanding the foregoing, however, the Tenant's subordination shall be predicated upon obtaining a non-disturbance agreement from such Mortgagee, in the form attached hereto as Exhibit E. The Tenant shall execute, within ten (10) days after request therefor, such further assurance thereof as shall be requisite or as may be requested from time to time by the Landlord or any Mortgagee.

                     15.1.2. The Landlord hereby directs the Tenant, upon (i) the occurrence of any event of default by the Landlord, as mortgagor under any Mortgage, (ii) the receipt by Tenant of a notice of the occurrence of such event of default under such Mortgage from the Landlord or such Mortgagee, and (iii) a direction by the Mortgagee under such Mortgage to the Tenant to pay all Rent thereafter to such Mortgagee, to make such payment to such Mortgagee, and the Landlord agrees that in the event that the Tenant makes such payments to such Mortgagee, as aforesaid, the Tenant shall not be liable to the Landlord for the same.

              15.2. Mortgagee's Unilateral Subordination. If a Mortgagee shall so elect by notice to the Tenant or by the recording of a unilateral declaration of subordination, this Lease and the Tenant's rights hereunder shall be superior and prior in right to the Mortgage of which such Mortgagee has the benefit, with the same force and effect as if this Lease had been executed, delivered and recorded prior to the execution, delivery and recording of such Mortgage, subject, nevertheless, to such conditions as may be set forth in any such notice or declaration.

              15.3. Attornment and Non-disturbance. If any person shall succeed to all or any part of the Landlord's interest in the Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease or otherwise, and if such successor-in-interest requests or requires, the Tenant shall attorn to such successor-in-interest and shall execute within thirty (30) days after receipt thereof an agreement in confirmation of such attornment in accordance with that form attached hereto as Exhibit E. Failure to respond within such thirty (30) day period shall be deemed to be a confirmation by the Tenant of the facts and matters set forth therein. The Tenant hereby agrees that any suit, action or other proceeding commenced by any Mortgagee in order to realize upon the Landlord's interest in, under and to this Lease or any other part of the Property shall not, by operation of law or otherwise, result in the cancellation or termination of this Lease or of the obligations of the Tenant hereunder.

         SECTION 16.  DEFAULT.

              16.1. "Event of Default" Defined. Any one or more of the following events shall constitute a default under the terms of this Lease ("Event of Default"):

                     16.1.1. failure of the Tenant to pay any Rent or other sum of money due hereunder to the Landlord or any other person within seven (7) days after written notice from the Landlord that the same is due; provided, that the Landlord shall not be obligated to provide notice to the Tenant more than two (2) times during any twelve (12) month period;

                     16.1.2. sale of the Tenant's interest in the Premises under attachment, execution or similar legal process without the Landlord's approval;

                     16.1.3. filing of a petition proposing the adjudication of the Tenant as a bankrupt or insolvent, or the reorganization of the Tenant, or an arrangement by the Tenant with its creditors, whether pursuant to the Federal Bankruptcy Act or any similar Federal or state proceeding, unless such petition is filed by a party other than the Tenant and is withdrawn or dismissed within sixty (60) days after the date of its filing;

                     16.1.4. admission in writing by the Tenant of its inability generally to pay its debts when due;

                     16.1.5. appointment of a receiver or trustee for the business or property of the Tenant, unless such appointment shall be vacated within sixty (60) days of its entry;

                     16.1.6. making by the Tenant of an assignment for the benefit of its creditors; or

                     16.1.7. default by the Tenant in the performance or observance of any covenant or agreement of this Lease to be performed or observed by the Tenant (other than as set forth in Subsections 16.1.1. through 16.1.6. above), which default is not cured within thirty (30) days after the giving of written notice thereof by the Landlord, unless such default is of such nature that it cannot be cured within said thirty (30) day period, in which event an Event of Default shall not be deemed to have occurred if the Tenant institutes a cure within the thirty (30) day period and thereafter diligently and continuously prosecutes the curing of same until completion, but in no event shall such cure period exceed ninety (90) days; provided, however, that if the Tenant shall default in the performance of any such covenant or agreement more than two (2) times in any twelve (12) month period, then notwithstanding that such defaults have each been cured by the Tenant, any further defaults shall be deemed an Event of Default without the ability to cure.

              16.2. Landlord's Remedies. Upon the occurrence of an Event of Default, the Landlord, with written notice to the Tenant and in accordance with all applicable laws governing the same in any instance (except where expressly provided for below), may do any one or more of the following:

                     16.2.1. The Landlord may accelerate the Rent and any other charges, whether or not stated to be Additional Rent, for the entire balance of the Term, or any part of such Rent, and any costs and sheriff's or other official's commissions, whether chargeable to the Landlord or the Tenant, including watchman's wages, as if by the terms of this Lease the balance of the Rent and other charges and expenses were on that date payable in advance;

                     16.2.2. The Landlord may elect to terminate this Lease and the tenancy created hereby by giving notice of such election to the Tenant without any right on the part of the Tenant to save the forfeiture by payment of any sum due or by other performance of condition, term, agreement or covenant broken. The Landlord may also elect to terminate the Tenant's possessory rights and all other rights of the Tenant without terminating this Lease, and the Landlord may peaceably reenter the Premises, for the purpose of recovering possession of the Premises, and may proceed to recover possession of the Premises by process of law only;

                     16.2.3. When this Lease shall be terminated by covenant or condition broken, either during the Term, and also after the Term hereby created shall have expired, any attorney for the Landlord may proceed in any competent court for judgment in ejectment against the Tenant and all persons claiming under the Tenant for the recovery by the Landlord of possession of the Premises. If for any reason after such action shall have been commenced, it shall be cancelled or suspended and possession of the Premises remains in or is restored to the Tenant, the Landlord shall have the right upon any subsequent default or upon the expiration or termination of this Lease, or any renewal or extension hereof, to bring one or more actions to recover possession of the Premises;

                     16.2.4. In any action for possession of the Premises, or for monetary damages, including Termination Damages and Liquidated Damages (as those terms are defined in Subsection 16.3), or for the recovery of Rent due for the balance of the Term, the Landlord may cause to be filed in such action an affidavit setting forth the facts necessary to authorize the entry of judgment. If a true copy of this Lease (and of the truth of the copy, such affidavit shall be sufficient proof) must be filed in such action, it shall not be necessary to file the original, notwithstanding any law, rule of court, custom or practice to the contrary;

                     16.2.5. The Landlord may perform, on behalf and at the expense of the Tenant, any obligation of the Tenant under this Lease which the Tenant has failed to perform beyond any applicable grace or cure periods and of which the Landlord shall have given the Tenant notice, the cost of which performance by the Landlord shall be deemed Additional Rent and shall be payable by the Tenant to the Landlord as otherwise set forth herein. Notwithstanding anything to the contrary contained herein, regardless of whether an Event of Default shall have occurred, the Landlord may exercise the remedy described in this Subsection

16.2.5. without any notice to the Tenant if the Landlord, in its good faith judgment, believes it would be materially injured by failure to take rapid action or if the unperformed obligation of the Tenant constitutes an emergency; and/or

                     16.2.6. The Landlord may exercise any other legal or equitable right or remedy which it may have at law or in equity, including rights of specific performance and/or injunctive relief, where appropriate.

              16.3.  Damages.

                     16.3.1. If the Lease is terminated by the Landlord pursuant to Subsection 16.2, the Tenant nevertheless shall remain liable for any Rent and damages which may be due or sustained prior to such termination, and all reasonable costs, fees and expenses; including, without limitation, sheriffs' or other officers' commissions whether chargeable to the Landlord or the Tenant, watchmen's wages, brokers' and attorneys' fees, and repair and renovation costs incurred by the Landlord in pursuit of its remedies hereunder, and/or in connection with any bankruptcy proceedings of the Tenant, and/or in connection with renting the Premises to others from time to time (all such Rent, damages, costs, fees and expenses being referred to herein as "Termination Damages"), plus additional damages for all Rent treated as in arrears ("Liquidated Damages"). The Landlord shall use commercially reasonable efforts to relet the Premises, as further described in Subsection 16.3.2. At the election of the Landlord, Termination Damages and Liquidated Damages shall be an amount equal to either:

                        (a) the Rent which, but for the termination of this Lease, would have become due during the remainder of the Term, less the amount or amounts of rent, if any, which the Landlord shall receive during such period from others to whom the Premises may be rented (other than any additional rent received by the Landlord as a result of any failure of such other person to perform any of its obligations to the Landlord), in which case Liquidated Damages shall be computed and payable in monthly installments, in advance, on the first business day of each calendar month following the termination of this Lease and shall continue until the date on which the Term would have expired but for such termination, and any action or suit brought to collect any such Liquidated Damages for any month shall not in any manner prejudice the right of the Landlord to collect any Liquidated Damages for any subsequent months by similar proceeding; or

                        (b) the present worth (as of the date of such termination) of the Rent which, but for the termination of this Lease, would have become due during the remainder of the Term, less the fair rental value of the Premises, as determined by an independent real estate appraiser selected by the Landlord, in which case such Liquidated Damages shall be payable to the Landlord in one lump sum on demand. "Present worth" shall be computed by discounting such amount to present worth at a rate equal to one percentage point above the discount rate then in effect at the Federal Reserve Bank.

                     16.3.2. If this Lease is terminated pursuant to Subsection 16.2, the Landlord shall use its commercially reasonable efforts to relet the Premises or any part thereof, for such term or terms (which may be greater or less than the period which otherwise would have constituted the balance of the Term) and on such terms and conditions (which may include concessions or free rent and alterations of the Premises) as the Landlord may determine in its sole discretion. The Landlord shall, as part of its efforts to relet the Premises, place the Premises with its broker.

                     16.3.3. Notwithstanding anything to the contrary set forth in this Subsection 16.3, in the event (i) the Landlord must initiate legal action to enforce any one or more of the provisions of this Lease against the Tenant, its successors or assigns, or (ii) the Landlord must consult with and/or engage an attorney(s) in order (A) to enforce any one or more of the provisions of this Lease against the Tenant, its successors or assigns, or (B) in connection with any bankruptcy proceeding of the Tenant, whether or not such consultation and/or engagement results in the initiation of any judicial action or termination of this Lease, then and in any of such events, the Tenant, its successors and assigns, undertakes and agrees to pay any and all reasonable costs incurred by the Landlord in connection therewith, including, by way of illustration and not of limitation, all reasonable attorneys' fees (inclusive of consultation fees, research costs and correspondence fees), court costs (if awarded post-judgment) and any similar professional fees or costs associated therewith, in the event the Landlord substantially prevails.

              16.4. Default by Landlord. If the Landlord violates any of its obligations under this Lease, the Tenant may (subject to the provisions of Subsection 3.3.3, requiring the Tenant to pay all Rent when due, without deduction or set-off whatsoever) exercise any right or remedy which it holds on account thereof hereunder, at law or in equity; provided, that if any or all of the Premises is then subject to any Mortgage, and the Landlord shall have provided the Tenant with the name and address of such Mortgagee, the Tenant shall not exercise any of its rights or remedies on account thereof unless and until it has given written notice of its intention to do so, by certified or registered mail, return receipt requested, to the Mortgagee under such Mortgage, specifying therein the nature of such default in reasonable detail, and unless such Mortgagee has not cured such default on the Landlord's behalf within thirty (30) days after such notice is given.

              16.5. Waiver of Jury Trial. Each party hereto hereby waives any right which it may otherwise have at law or in equity to a trial by jury in connection with any suit or proceeding at law or in equity brought by the other against the waiving party or which otherwise relates to this Lease, as a result of an Event of Default or otherwise.

         SECTION 17. ESTOPPEL CERTIFICATE. The Tenant agrees from time to time, upon not less than ten (10) business days prior written request by the Landlord, to execute, acknowledge and deliver to the Landlord a statement in writing, in the form attached as Exhibit F, certifying whether this Lease is unmodified and in full force and effect and whether the Tenant has no defenses, offsets or counterclaims against its obligations to pay the Rent and to perform its other obligations under this Lease, and whether there are any uncured defaults of the Landlord or the Tenant under this Lease, and the dates through which all Rent has been paid, and all such other or further matters as are reasonably set forth therein. The statement delivered pursuant to this Section 17 may be relied upon by any purchaser or Mortgagee, or prospective purchaser or Mortgagee, of the Property or any portion thereof.

         SECTION 18.  QUIET ENJOYMENT.

              18.1. The Landlord hereby (a) covenants and agrees that, at the time of the execution and delivery of this Lease by the parties hereto, it (i) is the owner of a fee simple estate in and to the Premises, and (ii) has full right, power and authority to enter into this Lease and thereby to lease the Premises; and (b) warrants that, so long as all of the Tenant's obligations hereunder are timely performed, the Tenant will have during the Term quiet and peaceful possession of the Premises and enjoyment of such rights as the Tenant may hold hereunder to use the Common Areas, except if and to the extent that such possession and use are terminated pursuant to this Lease.

              18.2. The Tenant hereby acknowledges that it has examined the Premises, the adjoining streets, sidewalks, parking areas, curbs and access ways, any surface conditions thereof, and the present uses and nonuses thereof, if any, and that (without altering or impairing the Landlord's obligation to make the improvements, if any, which it is required to make by Section 8) it accepts each of them in its present condition or state, without restriction, representation, covenant or (except as is set forth in Subsection 18.1) warranty, express or implied, in fact or at law, by the Landlord or any other person, and without recourse to the Landlord.

         SECTION 19. NOTICES. Any notice, demand, consent, approval, request or other communication or document to be provided hereunder to the Landlord or the Tenant (a) shall be in writing, and (b) shall be deemed to have been provided on the earlier of (i) (1) forty-eight (48) hours after being sent as certified or registered mail in the United States mails, postage prepaid, return receipt requested, or (2) the next business day after having been deposited (in time for delivery by such service on such business day) with Federal Express or another national courier service, or (3) (if such party's receipt thereof is acknowledged in writing) upon having been sent by telefax or another means of immediate electronic communication, in each case to the address of such party set forth hereinbelow or to such other address in the United States of America as such party may designate from time to time by notice to each other party hereto, or (ii) (if such party's receipt thereof is acknowledged in writing) its hand or other delivery to such party.

              IF TO THE LANDLORD, NOTICE SHALL BE SENT TO:

                        Herndon Associates
                        c/o Faison Associates
                        8045 Leesburg Pike
                        Suite 200
                        Vienna, Virginia  22182
                        Attn: Mr. C. Michael Duncan

                        WITH A COPY TO:

                        Teachers Insurance and Annuity Association
                          of America
                        730 Third Avenue
                        New York, New York  10017
                        Attn: Mr. James Fitzpatrick, Mortgage and
                              Real Estate

                        WITH AN ADDITIONAL COPY TO:

                        Teachers Insurance and Annuity Association
                          of America
                        730 Third Avenue
                        New York, New York  10017
                        Attn: Vice President and Manager, Real Estate
                              and Mortgage Law

              IF TO THE TENANT, NOTICE SHALL BE SENT TO:

                        McAfee Associates, Inc.
                        2710 Walsh Avenue
                        Santa Clara, California  95051-0963
                        Attn:  R. J. Schwei

                        WITH A COPY TO:

                        McAfee Associates, Inc.
                        2710 Walsh Avenue
                        Santa Clara, California  95051-0963
                        Attn:  Chief Financial Officer

         SECTION 20.  RENEWAL OPTION.

              20.1. Grant of Option. The Tenant shall have and is hereby granted an option to renew or extend the Original Term of this Lease for one (1) additional period of five (5) years (the "Renewal Term"). Subject to the provisions hereof, this renewal option shall be exercisable by the Tenant (but only if (i) there exists no Event of Default under the Lease beyond any applicable notice, grace or cure period, (ii) the Lease has not been terminated prior to the end of the Original Term pursuant to the provisions of the Lease, and (iii) the Tenant has not Transferred more than fifty percent (50%) of this Lease or its interest herein), by giving written notice of its intent to exercise such renewal option to the Landlord at least one hundred eighty (180) days prior to the expiration of the Original Term. Except as otherwise expressly provided in this Section 20, the Renewal Term shall be upon the same terms, covenants and conditions as set forth in the Lease; provided, however, that the Base Rent shall be the greater of (i) ninety-five percent (95%) of the "Market Rent" (hereinafter defined), or (ii) the Base Rent in effect on the last day of the Original Term. All references in the Lease to the Term shall be construed to mean the Original Term and the Renewal Term, unless the context clearly indicates that another meaning is intended. For purposes of the Lease, no distinction is made between the terms "extend" and/or "renew," or any variations thereof.

              20.2. Market Rent Defined. For purposes of this Section 20, the term "Market Rent" means the annual fair market rental for the Premises that would be agreed upon between a landlord and a tenant executing a lease of comparable office space in a comparable building of comparable age located in the general area of the Premises (i.e., the Dulles Corridor market), assuming the following: (a) the landlord and the tenant are well informed and well advised and each is acting in what it considers its own best interests; (b) the rental is unaffected by special financing amounts and/or terms or unusual services, fees, concessions, costs or credits in connection with the leasing transaction; (c) the Premises are to be let in "as is" condition and subject to the provisions of the Lease for a five (5) year term; and (d) the other provisions of the Lease remain unchanged.

              20.3. Negotiation Period. Between one hundred eighty (180) and one hundred fifty (150) days prior to the commencement of the Renewal Term, the Landlord in good faith shall send to the

Tenant a written notice specifying its determination of the Market Rent for the Premises for the Renewal Term as set forth above. Within thirty (30) days after receipt of such notice from the Landlord, the Tenant shall send the Landlord written determination of the Tenant's acceptance or challenge of the Landlord's determination of such Market Rent; provided, however, that in the event that the Tenant fails to respond within such thirty (30) day period, (i) the Tenant shall be deemed to have rejected the Landlord's determination of the Market Rent applicable for the Renewal Term, (ii) the Landlord thereafter may lease such Premises without restriction to any party upon such terms and conditions as the Landlord solely shall determine, and (iii) the Tenant shall have no further right or option to renew or extend this Lease. In the event that the Tenant and the Landlord are not able to agree on such Market Rent within ten (10) business days (hereinafter referred to as the "Negotiation Period") after the Tenant affirmatively and in writing notifies the Landlord of the Tenant's initial rejection of the Landlord's determination of such Market Rent, the Landlord and the Tenant each, within ten (10) business days after the expiration of the Negotiation Period, shall select a broker, each of whom shall be a reputable duly licensed real estate broker with at least five (5) years' experience in the Fairfax County, Virginia, area who shall determine the Market Rent for the Premises for the Renewal Period in accordance with this Section . The brokers shall be instructed to complete the procedure independently and to submit their written determinations to the Landlord and the Tenant within thirty (30) days after their appointment.

              20.4. Three Broker Method. In the event that the higher determination of the Market Rent submitted by one of the brokers is equal to or less than one hundred ten percent (110%) of the determination of the Market Rent submitted by the other broker, the Market Rent for the Renewal Period shall be the average of such determinations. If the determination of the Market Rent submitted by one broker is greater than one hundred ten percent (110%) of the determination of Market Rent submitted by the other broker, the brokers, within five (5) days of notice from the Landlord or the Tenant, shall appoint a third broker with similar qualifications to make a determination of the Market Rent for the Renewal Period. In the event that the two (2) brokers cannot agree as to the selection of the third broker within five (5) days after the Landlord or the Tenant have requested that they do so, either party may request that the president of the local Board of Realtors (or any successor organization) appoint the third broker, which appointment shall be made within ten (10) days after the Landlord or the Tenant have made such a request. The third broker shall be instructed to complete the procedure and to submit a written determination of the Market Rent to the Landlord and the Tenant within thirty (30) days after such broker's appointment. The determination which is neither the highest nor the lowest of the three (3) determinations shall be binding upon the Landlord and the Tenant as the Market Rent, unless two (2) determinations are the same, in which event the Market Rent shall be such amount. The Landlord and the Tenant each shall bear the costs of its respective broker. The expense of the third broker shall be borne one-half (1/2) by the Landlord and one-half (1/2) by the Tenant.

              20.5. Lease Amendment. If the Lease is so renewed for the Renewal Term, the Landlord and the Tenant shall execute an amendment to the Lease specifying the Base Rent for the Premises for the Renewal Term; in all other respects, the terms and conditions of this Lease shall apply during the Renewal Term.

         SECTION 21.  GENERAL.

              21.1. Effectiveness. This Lease shall become effective on and only on its execution and delivery by each party hereto.

              21.2. Complete Understanding. This Lease represents the complete understanding between the parties hereto as to the subject matter hereof, the Premises, the Building, the Building Service Equipment, the Property, or the rights and obligations of the parties hereto as to the same, and supersedes all prior negotiations, representations, guaranties, warranties, promises, statements or agreements, either written or oral, between the parties hereto as to the same.

              21.3. Amendment. This Lease may be amended by and only by an instrument executed and delivered by each party hereto. Provided, however, that the Landlord shall have the right at any time, and from time to time, during the Term of the Lease, to unilaterally amend the provisions of the Lease if the Landlord (or any of its partners) is advised by its counsel that all or any portion of the monies paid, directly or indirectly, by the Tenant to the Landlord (and/or its partners) hereunder are, or may be deemed to be, unrelated business income within the meaning of the United States Internal Revenue Code or regulations issued thereunder, and the Tenant agrees that it will execute all documents or instruments necessary to effect such amendment or amendments, provided that no such amendment shall result in the Tenant having to pay in the aggregate a larger sum of money on account of its occupancy of the Premises under the terms of this Lease as so amended, and provided further that no such amendment or amendments shall result in the Tenant receiving under the provisions of this Lease less services than it is entitled to receive, nor services or a lesser quality. Furthermore, the Tenant agrees not to take any steps or actions which may jeopardize the Landlord's (and/or its partners') tax-exempt status.

              21.4. Waiver. No party hereto shall be deemed to have waived the exercise of any right which it holds hereunder unless such waiver is made expressly and in writing (and, without limiting the generality of the foregoing, no delay or omission by any party hereto in exercising any such right shall be deemed a waiver of its future exercise). No such waiver made in any instance involving the exercise of any such right shall be deemed a waiver as to any other such instance or any other such right. Without limiting the generality of the foregoing provisions of this Subsection, the Landlord's receipt or acceptance of any Base Rent, Additional Rent or other sum from the Tenant or any other person shall not be deemed a waiver of the Landlord's right to enforce any of its rights hereunder on account of any default by the Tenant in performing its obligations hereunder.

              21.5. Applicable Law. This Lease shall be given effect and construed by application of the law of Virginia, and any action or proceeding arising hereunder shall be brought in the courts of Virginia; provided, that if any such action or proceeding arises under the Constitution, laws or treaties of the United States of America, or if there is a diversity of citizenship between the parties thereto, so that it is to be brought in a United States District Court, it shall be brought in the United States District Court for the Eastern District of Virginia or any successor federal court having original jurisdiction.

              21.6. Time of Essence. Time shall be of the essence of this Lease.

              21.7. Headings. The headings of the sections, subsections, paragraphs and subparagraphs hereof are provided herein for and only for convenience of reference, and shall not be considered in construing their contents.

              21.8. Construction. As used herein, all references made (a) in the neuter, masculine or feminine gender shall be deemed to have been made in all such genders; (b) in the singular or plural number shall be deemed to have been made, respectively, in the plural or singular number as well; and (c) to any Section , Subsection, paragraph or subparagraph shall be deemed, unless otherwise expressly indicated, to have been made to such Section , Subsection, paragraph or subparagraph of this Lease.

              21.9. Exhibits. Each writing or plat referred to herein as being attached hereto as an exhibit or otherwise designated herein as an exhibit hereto is hereby made a part hereof.

              21.10. Severability. No determination by any court, governmental or administration body or agency or otherwise that any provision of this Lease or any amendment hereof is invalid or unenforceable in any instance shall affect the validity or enforceability of (a) any other provision thereof, or (b) such provision in any circumstance not controlled by such determination. Each such provision shall remain valid and enforceable to the fullest extent allowed by, and shall be construed wherever possible as being consistent with, applicable law.

              21.11. Landlord's Liability. No person holding the Landlord's interest hereunder (whether or not such person is named as the "Landlord" herein) shall have any liability hereunder after such person ceases to hold such interest, except for any such liability accruing while such person holds such interest. No Mortgagee not in possession of the Premises shall have any liability hereunder. Neither the Landlord nor any principal of the Landlord, whether disclosed or undisclosed, shall have any personal liability under this Lease. If the Landlord defaults in performing any of its obligations hereunder or otherwise, the Tenant shall look solely to the Landlord's equity, interest and rights in the Property to satisfy the Tenant's remedies on account thereof.

              21.12. Commissions. The parties hereto hereby acknowledge and agree that, in connection with the leasing of the Premises hereunder, they have used the services of Faison Associates and Trammell Crow Real Estate Services, Inc. Any and all commissions due such brokers shall be paid in accordance with the terms and conditions set forth in a separate written agreement or agreements between the Landlord and such persons. Subject to the foregoing, each party hereto hereby represents and warrants to the other that, in connection with such leasing, the party so representing and warranting has not dealt with any real estate broker, agent or finder, and there is no commission, charge or other compensation due on account thereof. Each party hereto shall indemnify and hold harmless the other against and from any inaccuracy in such party's representation.

              21.13. Disclaimer of Partnership Status. Nothing in this Lease shall be deemed in any way to create between the parties hereto any relationship of partnership, joint venture or association, and the parties hereto hereby disclaim the existence of any such relationship.

              21.14. Confidentiality. The parties hereto agree to keep the terms of this Lease (and the negotiations and discussions entered into prior hereto) confidential.





                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, each party hereto has executed and ensealed this Lease, or caused it to be executed and ensealed on its behalf by its duly authorized representatives, the day and year first above written.

WITNESS or ATTEST:                          HERNDON ASSOCIATES, a Virginia
                                            general partnership


                                            By: JV VIRGINIA TWO, INC., a
                                                Delaware corporation, a general
                                                partner


                                            By:                           (SEAL)
- -----------------------------------            ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                                          - LANDLORD -

                                            McAFEE ASSOCIATES, INC.,
                                            a Delaware corporation


                                            By:                           (SEAL)
- -----------------------------------            ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------
                                                          - TENANT -

                                      LEASE


                                 BY AND BETWEEN

                               HERNDON ASSOCIATES,
                         A VIRGINIA GENERAL PARTNERSHIP
                                   (LANDLORD)

                                       AND

                            MCAFEE ASSOCIATES, INC.,
                             A DELAWARE CORPORATION
                                    (TENANT)

                                    EXHIBIT A

                             OUTLINE OF THE PREMISES

                                      LEASE


                                 BY AND BETWEEN

                               HERNDON ASSOCIATES,
                         A VIRGINIA GENERAL PARTNERSHIP
                                   (LANDLORD)

                                       AND

                            MCAFEE ASSOCIATES, INC.,
                             A DELAWARE CORPORATION
                                    (TENANT)

                                    EXHIBIT B

                                   TENANT WORK



         This EXHIBIT B sets forth the terms and conditions governing the design and construction of the tenant improvements ("Tenant Work") to be installed in and on the Premises pursuant to Subsection 8.1 of the Lease.

         1. Tenant's Representative. The Tenant has appointed as its authorized representative (the "Tenant's Representative"), and Tenant's Representative has full power and authority to bind the Tenant for all actions taken with regard to the Tenant Work. In the event that the individual named above as Tenant's Representative is unavailable for a period in excess of three
(3) business days, the Tenant shall designate an alternative Tenant Representative who shall have full power and authority to bind the Tenant, and the Tenant shall notify the Landlord of the name of the alternative Tenant Representative and of the duration of the period such person shall act as Tenant's Representative. The Tenant hereby ratifies all actions and decisions, if any, with regard to the Tenant Work that Tenant's Representative may have taken or made prior to the execution of this Lease. The Landlord shall not be obligated to respond to or act upon any plan, drawing, change order or approval or other matter relating to the Tenant Work until it has been approved by Tenant's Representative. The Landlord hereby designates C. Michael Duncan as the person authorized to receive notices from the Tenant.

         2. Leasehold Improvement Allowance. The Landlord will provide the Tenant a leasehold improvement allowance (the "Leasehold Improvement Allowance") in an amount up to Thirteen Dollars ($13.00) per rentable square foot of the Premises, to be applied toward the cost of the design and construction of Tenant Work; up to One Dollar ($1.00) per rentable square foot of the Leasehold Improvement Allowance may be used by the Tenant for actual moving expenses incurred by the Tenant in relocating to the Premises. For purposes hereof, Tenant Work shall include construction of the improvements, the cost of architectural drawings and fees (to be provided by KITE ARCHITECTURE or other architect reasonably agreeable to the Landlord and the Tenant), mechanical, electrical and plumbing drawings and fees and the cost of permits (including certificate(s) of occupancy), licenses and fees (including fixture fees) that are related to the build-out of the Premises; in addition, at the Tenant's election, up to One Dollar ($1.00) (per rentable square foot of the Premises) of the Leasehold Improvement Allowance may be applied towards the Tenant's actual moving expenses. The Landlord shall pay the cost of design and construction of the Tenant Work directly to the Landlord's architect, general contractor and others and charge the cost thereof against the Leasehold Improvement Allowance. In the event that the cost of Tenant Work exceeds the Leasehold Improvement Allowance, such excess shall be payable directly by the Tenant to the Landlord (or its designee(s)) as provided in Subsection 4(a) below.

         3.   Design.

              (a)   Tenant Plans.

                          (i) Space Plan: The term "Space Plan" shall mean the plan to be agreed upon by the Landlord and the Tenant and attached hereto and made a part hereof as EXHIBIT C to the Lease.
                          (ii) Drawings and Specifications: The term "Drawings and Specifications" shall mean the construction working drawings, the mechanical, electrical and other technical specifications, and the finishing details, including wall finishes and colors and technical and mechanical equipment installation, if any, all of which detail the installation of the Tenant Work. A list of the page titles, reference numbers and dates which constitute the fully approved Drawings and Specifications shall be initialed by each party and attached hereto and made a part hereof as EXHIBIT B-1 to the Lease.

              (b) Time Periods for Design of Plans. The following maximum time periods shall be allowed for the following matters:

          Action                                  Time Limits (Based on Business
                                                  Days
================================================================================
(i) The Tenant furnishes all                      (i) 3 business days after
necessary information to the                      Lease execution.
Landlord's space planner to
enable the space planner to
prepare the Space Plan (locate
partitions and doors, indicate
mechanical/electrical/ plumbing
requirements (including HVAC,
lighting, acoustical or extra
floor load requirements)
- --------------------------------------------------------------------------------
(ii) The Landlord delivers to                     (ii) 2 business days after
the Tenant a draft of the                         receipt of information
Space Plan                                        specified in (i).

- --------------------------------------------------------------------------------
(iii) The Tenant approves                         (iii) 3 business days after
Space Plan or delivers to the                     the Tenant's receipt of the
Landlord any requested minor                      Space Plan
changes to the Space Plan


- --------------------------------------------------------------------------------
(iv) If necessary, the                            (iv) 2 business days after
Landlord delivers revised                         receipt of requested revisions
Space Plan to the Tenant

- --------------------------------------------------------------------------------
(v) The Tenant approves                           (v) 3 business days after
revised Space Plan                                delivery to the Tenant

- --------------------------------------------------------------------------------
(vi) The Tenant furnishes                         (vi) 3 business days after the
information to the Landlord's                     Tenant approves the Space Plan
architect required to enable the
Landlord's architect to prepare
Drawings and Specifications (i.e.,
mechanical, electrical,
telephones, finish selections,
etc.)
- --------------------------------------------------------------------------------
(vii) The Landlord delivers                       (vii) 10 business days after
Drawings and Specifications to                    receipt of information
the Tenant                                        specified in (vi)
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
(viii) The Tenant approves or                    (viii) 3 business days after
requests minor changes to                        delivery of Drawings and
Drawings and Specifications                      Specifications to the Tenant

- --------------------------------------------------------------------------------
(ix) If necessary, the                           (ix) 3 business days after
Landlord delivers revised                        receipt of requested revisions
Drawings and Specifications to
the Tenant
- --------------------------------------------------------------------------------
(x) The Tenant approves                          (x) 3 business days after
revised Drawings and                             delivery to the Tenant
Specifications
- --------------------------------------------------------------------------------
(xi) The Landlord provides the                   (xi) 3 business days after
Tenant with (1) the Cost                         agreement upon Drawings and
Estimate (as defined below)                      Specifications
and (2) general contractor's
schedule for installation of
Tenant work.
================================================================================

              (c) Approvals by the Landlord. Each party shall evidence its approval of each component of the plans by executing same. All plans, and any changes, additions or modifications that the Tenant desires to make to the plans, shall be subject to the Landlord's prior written approval.

         4.   Pricing and Construction.

              (a) Payments by the Tenant for Costs in Excess of the Leasehold Improvement Allowance. The Landlord and the Tenant agree that the Tenant Work shall be bid to at least three (3) general contractors reasonably agreeable to the Landlord, and that said contract shall provide for a fixed price (except with respect to alterations and change orders initiated by the Tenant and corrections, alterations and change orders required by any governmental authority). In the event the cost of the Tenant Work exceeds the Leasehold Improvement Allowance, all such excess costs shall be payable by the Tenant immediately upon completion thereof and demand therefor by the Landlord.

              (b) Construction. After approval of the Drawings and Specifications, the Landlord shall administer the construction of the Tenant Work in accordance with the approved Drawings and Specifications and approved change orders. All Tenant Work shall be constructed by the Landlord's general contractor. Upon request, the Landlord will provide the Tenant copies of all applications for payment and change orders.

         5. Change Orders. If the Tenant requests any change or addition to the Tenant Work after the Tenant's and the Landlord's approval of the Drawings and Specifications, the Landlord shall respond to the Tenant's request for consent as reasonably soon as possible. If the Landlord approves such request, the Landlord shall as soon as practicable after such approval notify the Tenant of any increase in the cost of the Tenant Work due to such change order and the delay in Substantial Completion of the Premises, if any, due to the change order.


         6.   Substantial Completion.

              (a) General. Landlord shall use reasonable efforts to Substantially Complete (as defined below) the Tenant Work on or before October 1, 1996, but neither the validity of this Lease nor the obligations of Tenant under this Lease shall be affected by a failure to Substantially Complete the Premises by such date, and the Tenant shall have no claim against the Landlord because of the Landlord's failure to Substantially Complete the Premises on or before such date.

              (b) Substantial Completion. "Substantial Completion" of the Premises shall be deemed conclusively to have occurred as soon as the Tenant Work has been constructed in accordance with the approved Drawings and Specifications and approved change orders and the Premises are ready to be utilized for their intended purpose. The Premises shall be considered Substantially Complete and ready to be utilized for their intended purpose even though there remain to be completed in or on the Premises minor details of construction, decoration or mechanical adjustment, the lack of completion of which will not materially interfere with the Tenant's permitted use of the Premises and which may be completed without undue noise or dust or without otherwise unreasonably disrupting the Tenant's operations from the Premises ("punch list items"). In the event of a Tenant Delay (as defined below), for purposes of establishing the Commencement Date, Substantial Completion shall be deemed to occur on the date it would have occurred but for the Tenant Delay, as determined by the Landlord's architect.

              (c) Tenant Delays. The following items each shall be referred to individually as a "Tenant Delay": (i) the Tenant's failure to comply with any of the deadlines specified in this EXHIBIT B; (ii) the Tenant's request for changes or additions to the Tenant Work subsequent to the date of the Landlord's approval of the Drawings and Specifications, which results in an increase in the time to complete the Tenant Work; (iii) the performance of any work by any person or firm employed or retained by the Tenant which performance results in an increase in the time to complete the Tenant Work; (iv) the Tenant's request for materials, finishes or installations which are not available as needed to meet the general contractor's schedule for Substantial Completion, except where lack of timely availability is due to the general contractor's failure to perform; (v) the Tenant's or the Tenant's agent's (including the Tenant's contractors, vendors, and Representatives), interference with the general contractor's schedule; or (vi) any other delay which results from the Tenant's actions.

              (d) Punch List. Prior to delivery of possession of the Premises to the Tenant, the Landlord shall prepare a preliminary punch list for the Landlord and the Tenant's review, and the Landlord and the Tenant shall examine the Premises and shall agree on a final punch list which shall specify the items of work that require correction, repair or replacement. The Tenant shall approve such punch list in writing within five (5) business days of the walk-through.

         7. Tenant Actions. If the Tenant, with the Landlord's prior written consent, employs or acts as its own architect to provide any portion of the Tenant's plans, the Tenant shall assume all liability and responsibility for that portion of the Tenant's plans provided by the Tenant or the Tenant's architect for compliance with all applicable codes and ordinances. If the Tenant, with the Landlord's prior written consent, employs or acts as its own contractor, the Tenant shall assume all liability and responsibility for the improvements to be constructed in accordance with the Tenant's plans and all applicable codes and ordinances. The Tenant's liability shall include, but not be limited to, paying all architectural, engineering and construction costs to correct Tenant's plans and the Tenant Work to comply with all applicable codes and ordinance. Notwithstanding the Landlord's written consent for the Tenant to assume responsibility in the design or construction of the improvements, the Landlord reserves the right to complete such design or construction without interference from the Tenant, the Tenant's architect or contractor, if such work is not being pursued diligently.

         8. Possession by the Tenant. By occupying the Premises, the Tenant shall be deemed to have accepted same as suitable for the purpose herein intended and to have acknowledged that same comply fully with the Landlord's obligations, except as to items contained in the punch list prepared as provided in Paragraph 6(d). The Landlord agrees to correct and complete any such items outlined in the punch list as soon as reasonably practicable, but in no event later than sixty (60) days after the Commencement Date. Within fifteen (15) days after the Tenant's receipt of a request from the Landlord, the Tenant shall execute a certificate confirming the Commencement Date and certifying that the Tenant has accepted delivery of the Premises and that the condition of the Premises complies with the Landlord's obligations hereunder.

                                      LEASE


                                 BY AND BETWEEN

                               HERNDON ASSOCIATES,
                         A VIRGINIA GENERAL PARTNERSHIP
                                   (LANDLORD)

                                       AND

                            MCAFEE ASSOCIATES, INC.,
                             A DELAWARE CORPORATION
                                    (TENANT)

                                   EXHIBIT B-1

                           DRAWINGS AND SPECIFICATIONS

                                      LEASE


                                 BY AND BETWEEN

                               HERNDON ASSOCIATES,
                         A VIRGINIA GENERAL PARTNERSHIP
                                   (LANDLORD)

                                       AND

                            MCAFEE ASSOCIATES, INC.,
                             A DELAWARE CORPORATION
                                    (TENANT)

                                    EXHIBIT C

                                   SPACE PLAN

                                      LEASE

                                 BY AND BETWEEN

                               HERNDON ASSOCIATES,
                         A VIRGINIA GENERAL PARTNERSHIP
                                   (LANDLORD)

                                       AND


                            MCAFEE ASSOCIATES, INC.,
                             A DELAWARE CORPORATION
                                    (TENANT)

                                    EXHIBIT D

                          CURRENT RULES AND REGULATIONS


         1. The sidewalks, passages and stairways shall not be obstructed by the Tenant or used by the Tenant for any purpose other than ingress and egress from and to the Tenant's premises. The Landlord in all cases shall retain the right to control or prevent access thereto by any person whose presence, in the Landlord's judgment, would be prejudicial to the safety, peace, character or reputation of the Building or of any tenant of the Property.

         2. The toilet rooms, water closets, sinks, faucets, plumbing and other service apparatus of any kind shall not be used by the Tenant for any purpose other than those for which they were installed, and no sweepings, rubbish, rags, ashes, chemicals or other refuse or injurious substances shall be placed therein or used in connection therewith by the Tenant, or left by the Tenant in the lobbies, passages, elevators or stairways of the Building.

         3. No skylight, window, door or transom of the Building shall be covered or obstructed by the Tenant, and no window shade, blind, curtain, screen, storm window, awning or other material shall be installed or placed on any window or in any window space, except as approved in writing by the Landlord. If the Landlord has installed or hereafter installs any shade, blind or curtain in the Premises, the Tenant shall not remove it without first obtaining the Landlord's written consent thereto.

         4. No sign, lettering, insignia, advertisement, notice or other thing shall be inscribed, painted, installed, erected or placed in any portion of the Premises which may be seen from outside the Building, or on any window, window space or other part of the exterior or interior of the Building, unless first approved in writing by the Landlord. Names on suite entrances may be provided by and only by the Landlord and at the Tenant's expense, using in each instance lettering of a design and in a form consistent with the other lettering in the Building, and first approved in writing by the Landlord. The Tenant shall not erect any stand, booth or showcase or other article or matter in or upon the Premises, the Building and/or the Property without first obtaining the Landlord's written consent thereto.

         5. The Tenant shall not place any other or additional lock upon any door within the Premises or elsewhere upon the Property, and shall surrender all keys for all such locks at the end of the Term. The Landlord shall provide the Tenant with one set of keys to the Premises when the Tenant assumes possession thereof.

         6. The Tenant shall not do or permit to be done anything which obstructs or interferes with the rights of any other tenant of the Property. The Tenant shall not keep anywhere within the Property any matter having an offensive odor, or any kerosene, gasoline, benzine, camphene, fuel or other explosive or highly flammable material. No bird, fish or other animal shall be brought into or kept in or about the Premises, the Building and/or the Property.

         7. If the Tenant desires to install signalling, telegraphic, telephonic, protective alarm or other wires, apparatus or devices within the Premises, the Landlord shall direct where and how they are to be installed and, except as so directed, no installation, boring or cutting shall be permitted. The Landlord shall have the right (a) to prevent or interrupt the transmission of excessive, dangerous or annoying current of electricity or otherwise into or through the Premises, the Building and/or the Property, (b) to require the changing of wiring connections or layout at the Tenant's expense, to the extent that the Landlord may deem necessary, (c) to require compliance with such reasonable rules as the Landlord may establish relating thereto, and (d) in the event of noncompliance with such requirements or rules, immediately to cut wiring or do whatever else it considers necessary to remove the danger, annoyance or electrical interference with apparatus in any part of the Building and/or the Property. Each wire installed by the Tenant must be clearly tagged at each distributing board and junction box and elsewhere where required by the Landlord, with the number of the office to which such wire leads and the purpose for which it is used, together with the name of the Tenant or other concern, if any, operating or using it.

         8. A monument directory shall be provided by the Landlord at or near the Building on which directory the Tenant's name may be placed.

         9. The Tenant shall have access to the Premises at all reasonable times. The Landlord shall in no event be responsible for admitting or excluding any person from the Premises. In case of invasion, hostile attack, insurrection, mob violence, riot, public excitement or other commotion, explosion, fire or any casualty, the Landlord shall have the right to bar or limit access to the Property to protect the safety of occupants of the Property, or any property within the Property.

         10. The use of any area within the Property as sleeping quarters is strictly prohibited at all times.

         11. The Tenant shall keep the windows and doors of the Premises (including those opening on corridors and all doors between rooms entitled to receive heating or air conditioning service and rooms not entitled to receive such service) closed while the heating or air-conditioning system is operating, in order to minimize the energy used by, and to conserve the effectiveness of, such systems. The Tenant shall comply with all reasonable Rules and Regulations from time to time promulgated by the Landlord with respect to such systems or their use.

         12. The Landlord shall have the right to prescribe the weight and position of inventory and of other heavy equipment or fixtures, which shall, if considered necessary by the Landlord, stand on plank strips to distribute their weight. Any and all damage or injury to the Property arising out of the Tenant's equipment being on the Property shall be repaired by the Tenant at its expense. The Tenant shall not install or operate any machinery whose installation or operation may affect the structure of the Building without having obtained the Landlord's prior written consent, and shall not install any other equipment of any kind or nature whatsoever which may necessitate any change, replacement or addition to, or in the use of, the water system, heating system, plumbing system, air-conditioning system or electrical system of the Premises, the Building or the Property without obtaining the Landlord's prior written consent. Business machines and mechanical equipment belonging to the Tenant which cause noise or vibration that may be transmitted to the structure of the Building, any other buildings on the Property, or any space therein to such a degree as to be objectionable to the Landlord or to any tenant, shall be installed and maintained by the Tenant, at its expense, on vibration eliminators or other devices sufficient to eliminate such noise and vibration. The Tenant shall remove promptly from any sidewalks and other areas on the Property any of the Tenant's furniture, equipment, inventory or other material delivered or deposited there. The Tenant shall not store materials to a height greater than twelve (12) feet.

         13. The Tenant shall not place or permit its agents, employees or invitees to place any thing or material on the roof or in the gutters and downspouts of the Building or cut, drive nails into or otherwise penetrate or mutilate the roof, without the Landlord's prior written consent. The Tenant shall be responsible for any damage to the roof caused by its employees or contractors. The Tenant shall indemnify the Landlord and hold the Landlord harmless against expenses incurred to correct any damage to the roof resulting from the Tenant's violation of this rule, as well as any consequential damages to the Landlord or any other tenant of the Building. The Landlord shall repair damage to the roof caused by the Tenant's acts, omissions or negligence and Tenant shall reimburse the Landlord for all expenses incurred in making such repairs. The Landlord or its agents may enter the Premises at all reasonable hours to make such roof repairs. If the Landlord makes any expenditure or incurs any obligation for the payment of money in connection therewith, including but not limited to attorney's fees in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations incurred, with interest at the rate of twenty percent (20%) per annum, and costs, shall be deemed to be Additional Rent and shall be paid by the Tenant to the Landlord within five (5) days after rendition of any bill or statement to the Tenant therefor. The Tenant shall not place mechanical or other equipment on the roof without the Landlord's prior written consent, which shall be conditioned in part upon the Landlord's approval of the Tenant's plans and specifications for such installations. The costs of any roof improvements made pursuant hereto shall be borne by the Tenant.

         14. The Landlord shall have the right to rescind, suspend or modify the Rules and Regulations and to promulgate such other Rules or Regulations as, in the Landlord's reasonable judgment, are from time to time needed for the safety, care, maintenance, operation and cleanliness of the Building or the rest of the Property, or for the preservation of good order therein. Upon the Tenant's having been given notice of the taking of any such any action, the Rules and Regulations as so rescinded, suspended, modified or promulgated shall have the same force and effect as if in effect at the time at which the Tenant's lease was entered into (except that nothing in the Rules and Regulations shall be deemed in any way to alter or impair any provision of such lease).

         15. Nothing in these Rules and Regulations shall give any Tenant any right or claim against the Landlord or any other person if the Landlord does not enforce any of them against any other tenant or person (whether or not the Landlord has the right to enforce them against such tenant or person), and no such nonenforcement with respect to any tenant shall constitute a waiver of the right to enforce them as to the Tenant or any other tenant or person.

                                      LEASE

                                 BY AND BETWEEN

                               HERNDON ASSOCIATES,
                         A VIRGINIA GENERAL PARTNERSHIP
                                   (LANDLORD)

                                       AND

                            MCAFEE ASSOCIATES, INC.,
                             A DELAWARE CORPORATION
                                    (TENANT)

                                    EXHIBIT E

                           AGREEMENT OF SUBORDINATION,
                         NON-DISTURBANCE AND ATTORNMENT


         THIS AGREEMENT MADE THE ___________ day of _______________________,
19__, by and among TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York corporation, having its principal office and post office address at 730 Third Avenue, New York, New York 10017 ("Teachers") and ________________________
________________________________________________________________________________
("Tenant"),

                              W I T N E S S E T H:

         WHEREAS, HERNDON ASSOCIATES, a Virginia general partnership ("Landlord") is the owner in fee simple of those certain premises situate, lying and being in Fairfax County, Virginia, as more particularly described in Exhibit A attached hereto (the "Property"); and

         WHEREAS, Teachers is the holder of and payee under a certain Promissory Note dated __________________________, secured by a Deed of Trust of even date therewith, recorded on _____________________________ in Book ______ at Page
_____, in the Office of the Land Records, Fairfax County, Virginia (the "Deed of Trust") constituting a first lien upon the fee simple estate of Landlord;

         WHEREAS under the terms of a certain lease dated ___________, 19__ ("Lease"), Landlord did lease, let and demise, subject to the Deed of Trust, a portion of the Property as therein more particularly described (the "Premises"); and

         WHEREAS, the parties hereto desire to establish additional rights of quiet and peaceful possession for the benefit of Tenant under the Lease and further to define the terms, covenants and conditions precedent for such additional rights.

         NOW, THEREFORE, in consideration of the respective demises and of the sum of One Dollar ($1.00) and other good and valuable consideration, each to the other in hand paid, it is hereby mutually covenanted and agreed as follows:

              1. That Teachers (in its capacity as the beneficiary under the Deed of Trust) does hereby represent, covenant and warrant:

              (a) That the Deed of Trust is in full force and effect and unmodified.

              (b) That there is no existing default under the provisions of the Deed of Trust or in the performance of any of the terms, covenants, conditions or warranties thereof on the part of either Teachers or Landlord to be observed and performed thereunder.

         2. That Teachers (in its capacity as beneficiary under the Deed of Trust) consents to and approves the Lease.

         3. That Teachers (in its capacity as beneficiary under the Deed of Trust) and Tenant do hereby covenant and agree that the Deed of Trust shall be and the same is hereby made SUBORDINATE to the Lease with the same force and effect as if the Lease had been executed, delivered and recorded prior to the execution, delivery and recordation of the Deed of Trust,

              EXCEPT, HOWEVER, that this Subordination shall not affect nor be applicable to and does hereby expressly exclude:

              (a) The prior right and claim under and the prior lien of the Deed of Trust in, to and upon any award or other compensation heretofore or hereafter to be made for any taking by eminent domain of any part of the Premises, and as to the right of disposition thereof in accordance with the provisions of the Deed of Trust,

              (b) The prior right and claim under and the prior lien of the Deed of Trust, in, to and upon any proceeds payable under all policies of fire and rent insurance upon the Premises and as to the right of disposition thereof in accordance with the terms of the Deed of Trust, and

              (c) Any lien, right, power or interest, if any, which may have arisen or intervened in the period between the recording of the Deed of Trust and the execution of the Lease.

         4. That in the event of foreclosure under the Deed of Trust or sale in lieu thereof, or the exercise of any other rights thereunder or under the note which it secures or any related documents prior to the expiration date of the Lease, including any extensions and renewals of the Lease now provided thereunder, and subject to the observance and performance by Tenant of all of the terms, covenants and conditions of the Lease on the part of Tenant to be observed and performed, Teachers does hereby covenant and warrant as follows:

              (a) The quiet and peaceful possession by Tenant of the Premises under the Lease.

              (b) That the Lease shall continue in full force and effect and Teachers shall recognize the Lease and the Tenant's rights thereunder and will thereby establish direct privity of estate and contract as between Teachers and Tenant, with the same force and effect and with the same relative priority in time and right as though the Lease were originally made directly from Teachers in favor of Tenant, but not in respect of any amendment to such Lease not previously approved in writing by Teachers.

              (c) To assume such of the obligations on the part of the Landlord under the Lease which are deemed to run with the land and for so long as Teachers shall be the owner in fee of the Premises; provided, however, Teachers shall not in any way or to any extent be liable to Tenant:

                    (1) For restoration of improvements following any casualty not required to be insured under the Lease or for the costs of any restoration in excess of the proceeds recovered under any insurance required to be carried under the Lease;

                    (2) For any prepayment of rent or deposit, rental security or any other sums deposited with the original or any prior landlord under the Lease and not delivered to Teachers; or

                    (3) For any restrictions on competition beyond the Premises.

         5. That in the event of default under the Deed of Trust and upon notice from Teachers to Tenant, prior to the expiration date of the Lease, including any extensions and renewals of the Lease now provided thereunder, Tenant hereby covenants and agrees to make full and complete attornment to Teachers, for the balance of the term of the Lease, including any extensions and renewals thereof, now provided thereunder, upon the same terms, covenants and conditions as therein provided, so as to establish direct privity of estate and contract as between Teachers and Tenant and with the same force and effect and relative priority in time and right as though the Lease were originally made directly from Teachers to Tenant, and Tenant will thereafter make all rent payments thereafter directly to Teachers.

         6. That the terms, covenants and conditions hereof shall inure to the benefit of and be binding upon the respective parties hereto, their respective heirs, executors, administrators, successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have caused this writing to be signed, sealed and delivered in their respective names and behalf, and, if a corporation, by its officers duly authorized, the day and year first above written.

                                            Very truly yours,

                                            TEACHERS INSURANCE AND ANNUITY
                                              ASSOCIATION OF AMERICA



                                            By:
                                               ---------------------------------

STATE OF _____________ )
                       )  To Wit:
COUNTY OF ____________ )

         I HEREBY CERTIFY that on this ______ day of ___________ 19__, before me, the undersigned, a Notary Public of said State, personally appeared _____________________, known to me to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes contained therein.

         WITNESS my hand and Notarial Seal.


                                            ------------------------------------
                                            Notary Public

My Commission Expires:

- ----------------------------

                               TENANT'S AGREEMENT

         The undersigned, as Tenant under the Lease herein described, does hereby accept and agree to the terms of the foregoing Subordination, Non-disturbance and Attornment Agreement, which shall inure to the benefit of and be binding upon the undersigned and the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned.



                                            By:
                                               ---------------------------------

                                            ------------------------------------



STATE OF               )
                       )  To Wit:
COUNTY OF              )

         I HEREBY CERTIFY that on this ______ day of ___________ 19__, before me, the undersigned, a Notary Public of said State, personally appeared _____________________, known to me to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes contained therein.

         WITNESS my hand and Notarial Seal.




                                            ------------------------------------
                                            Notary Public


My Commission Expires:

- ----------------------------

                                      LEASE

                                 BY AND BETWEEN

                               HERNDON ASSOCIATES,
                         A VIRGINIA GENERAL PARTNERSHIP
                                   (LANDLORD)

                                       AND

                            MCAFEE ASSOCIATES, INC.,
                             A DELAWARE CORPORATION
                                    (TENANT)

                                    EXHIBIT F

                        STATEMENT OF TENANT IN RE: LEASE


Teachers Insurance and Annuity                            Date:
Association of America                                         -----------------
730 Third Avenue
New York, NY  10017

                                           Re:  Address:
                                           Your Appl. No.


Gentlemen:

         It is our understanding that you have committed to place a mortgage upon the subject premises and as a condition precedent thereof have required this certification by the undersigned.

         The undersigned, as Lessee, under that certain lease dated ____________________, made with HERNDON ASSOCIATES, as Lessor, hereby certifies that:

         1. the undersigned has entered into occupancy of the premises described in said lease on ________________; and

         2. the undersigned is presently open and conducting business with the public in the premises; and

         3. the base rental in the annual amount of $___________ was payable from the date of occupancy; and

         4. said lease is in full force and effect and has not been assigned, modified, supplemented or amended in any way (except by agreement(s) dated ____________), and neither party thereto is in default thereunder; and

         5. the same represents the entire agreement between the parties as to this leasing; and

         6.   the Term of said lease expires on _______________; and

         7. all conditions under said lease to be performed by the Lessor have been satisfied, including but without limitation, all co-tenancy requirements thereunder; and

         8. ally required contributions by Lessor to Lessee on account of Lessee's improvements have been received; and

         9. on this date there are no existing defenses or offsets which the undersigned has against the enforcement of said lease by the Lessor; and

        10. no rental has been paid through ___________, 19___, and no security (or in the amount of $____________) has been deposited with the lessor; and,

        11.   rental for ___________, 19___, has been paid.

                                        Very truly yours,



                                        (Tenant)
                                                --------------------------------

                                            By: (Title)
                                                       -------------------------